Exhibit 10.26
ASCEND WELLNESS HOLDINGS, LLC (the “Company”)
CONVERTIBLE NOTES OFFERING
INSTRUCTIONS
After carefully reading in their entirety (1) the Convertible Note Purchase Agreement, (2) the Schedule, Forms and Exhibits attached to and incorporated in this Convertible Note Purchase Agreement, as listed below, and (3) the Third Amended and Restated Limited Liability Company Agreement of the Company, a person or entity wishing to subscribe for a Convertible Note of the Company and lend funds to the Company is asked to complete the steps referenced on the following page.
Investors with questions regarding this investment may contact Sarah Levy slevy@awholdings.com.
Upon acceptance of your Convertible Note Purchase Agreement by the Company in accordance with the terms thereof, copies of all submitted documents countersigned by the Company and a signed completed original Note will be returned to you.
The following are the Schedules, Form and Exhibits attached to and incorporated in this Convertible Note Purchase Agreement by reference and deemed to be a part hereof:

Schedule I	-	Schedule of Purchasers

Exhibit A	-	Form of Note
Exhibit B	-	Risk Factors
Exhibit C	-	Term Sheet
Exhibit D	-	Wire Instructions

Form A	-	Canadian Accredited Investor Status Certificate
Form B	-	International Jurisdiction Certificate
Form C	-	U.S. Accredited Investor Certificate
Form D	-	W-8BEN and W-8BEN-E
Form E	-	W-9

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?
The following items in this Subscription Agreement (as defined herein) must be completed. Please initial each box.
All Investors
All Investors (as defined herein) must complete the information in the boxes on pages i and ii.

All Investors must sign the execution page of this Subscription Agreement on page i.

All Investors must provide payment in immediately available funds to the Company via the wire instructions provided on Exhibit D.

U.S. Investors

Investors who are in the United States, a U.S. Person or purchasing securities for the account or benefit of a person or persons that is/are in the United States or U.S. Persons must complete the U.S. Accredited Investor Certificate in Form C and a W-9 set out in Form E.

Non-U.S. Investors

Investors relying on the “Accredited Investor” exemption under Section 2.3 of National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”) (except those that are not resident in a province of Canada and not otherwise subject to Canadian Securities Laws (as defined herein)) must complete the Canadian Accredited Investor Status Certificate in Form A, indicating which category is applicable and sign on page A-5.

Investors relying on categories (j), (k) or (l) of the “Accredited Investor” exemption (and that do not meet the higher financial asset threshold set out in category (j.1) of Form A) must complete Exhibit “I” to Form A and sign on page A-7.

Investors resident outside of Canada and the United States (as defined herein) must complete Form B.

Investors who are not: (i) in the United States; (ii) a U.S. Person (as defined herein); or (iii) purchasing For the benefit of a person or persons that is/are in the United States or U.S. Persons must complete a W-8BEN or W-8BEN-E, as applicable, set out in Form D.

ASCEND WELLNESS HOLDINGS, LLC
SUBSCRIPTION AGREEMENT FOR CONVERTIBLE NOTES
TO: ASCEND WELLNESS HOLDINGS, LLC (THE “COMPANY”)
The undersigned, on its own behalf and, if applicable, on behalf of a Disclosed Principal (as defined herein) for whom it is acting hereunder (the “Investor”), hereby irrevocably subscribes for and agrees to purchase convertible notes of the Company (each a “Note”) set out below. The Investor agrees to be bound by the terms and conditions set forth in the attached Convertible Note Purchase Agreement, as summarized in the attached Term Sheet, attached as Exhibit C, including, without limitation, the terms, representations, warranties, covenants, certifications and acknowledgements set forth in the applicable Schedules, Form and Exhibits attached thereto. The Investor further agrees, without limitation, that the Company may rely upon the Investor’s representations, warranties, covenants, certifications and acknowledgments contained in such documents.
SUBSCRIPTION AND INVESTOR INFORMATION
Please print all information (other than signatures), as applicable, in the space provided below

Investor Information and Signature

(Name of Investor)

By:			Aggregate Subscription Amount:	US$
	Authorized Signature		(the “Subscription Amount”)

If the Investor is signing as agent or trustee for a principal (a “Disclosed Principal”) and is not purchasing as trustee or agent for accounts fully managed by it, so as to be deemed to be purchasing as principal pursuant to NI 45-106 complete the following:
(Official Capacity or Title – if the Investor is not an individual)

(Name of individual whose signature appears above if different than the name of the Investor printed above.)
(Name of Disclosed Principal)

(Investor’s Residential Address, including Municipality and Province)
(Residential Address of Disclosed Principal)

(Telephone Number of Disclosed Principal)

	(Investor's Telephone Number)	(Email Address)
(Account Reference, if applicable)
The Investor hereby provides the following registration and delivery instructions in connection with the physical settlement of the Notes being purchased hereunder.

Accepted:
ASCEND WELLNESS HOLDINGS, LLC

By:
Name:	Abner Kurtin
Its:	CEO & Founder
Date:	_______________,
i

Account Registration Information:	Delivery Instructions:

(Name)	(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal Code)	(Address, including Postal Code)

	(Telephone Number)		(Fax Number)

(Contact Name)

Number and kind of securities of the Company held, directly or indirectly, or over which control or direction is exercised by the Investor, if any:	State whether Investor is an Insider of the Company (as such term is defined in the Securities Act (Ontario)):
	Yes ☐	No ☐

State whether Investor is a Registrant (as such term is defined in the Securities Act (Ontario)):
	Yes ☐	No ☐

Execution by the Investor above shall constitute an irrevocable offer and agreement by the Investor to subscribe for the securities described herein on the terms and conditions herein set out. The Company shall be entitled to rely on the delivery of a PDF or facsimile copy of this subscription or a copy delivered by other electronic means, and acceptance by the Company of such PDF, facsimile or copy delivered by other electronic means shall be legally effective to create a valid and binding agreement between the Investor and the Company in accordance with the terms and conditions hereof.
THE COMPANY IS NOT A REPORTING ISSUER IN ANY JURISDICTION AND THE NOTES WILL BE SUBJECT TO AN INDEFINITE HOLD PERIOD.
ii

ASCEND WELLNESS HOLDINGS, LLC
CONVERTIBLE NOTE PURCHASE AGREEMENT
This CONVERTIBLE NOTE PURCHASE AGREEMENT, dated as of June 12, 2019 (this “Agreement”), is entered into by Ascend Wellness Holdings, LLC, a Delaware limited liability company (the “Company”) and the persons listed on Schedule I attached hereto (the “Investors”).
PRELIMINARY STATEMENT
The Company is conducting a round of financing, raising up to $35,000,000, or such greater amount as may be determined by the Company, in the form of convertible notes (each individually a “Note” and collectively, the “Notes”, with each registered owner of a Note being sometimes referred to as a “Holder”) that can be convertible into equity securities of the Company as more specifically set forth herein.
TERMS AND CONDITIONS
NOW, THEREFORE, in consideration of their mutual covenants set forth herein, the Company and the Investors agree as follows:
1.Authorization of Notes. Prior to the Initial Closing (as defined in Section 3.1), the Company shall have authorized the issuance and sale of Notes of not more than Thirty Five Million Dollars ($35,000,000) in original principal amount, or such greater amount as may be determined by the Company in its sole discretion. The Notes shall be convertible into equity securities of the Company, all as set forth herein, and subject to the provisions of, the form of Note attached as Exhibit A and incorporated herein.
2.Sale and Issuance of Notes. At the Initial Closing, and thereafter at one or more subsequent Closings, the Company shall sell and issue to each Investor, and each Investor shall purchase and acquire from the Company, upon the terms and conditions set forth herein, a Note in the original principal amount as set forth on the Signature Page (defined below) of such Investor attached hereto (which amount shall thereafter be entered by the Company on Schedule I opposite such Investor’s name) at a purchase price equal to such original principal amount, which shall be for an amount not less than $100,000. Each Investor’s obligations hereunder with respect to the purchase of a Note shall be several, and not joint.
3.Closing of Sale of Notes.
3.1Closings. The closings with respect to the transactions contemplated hereby (each a “Closing”) shall take place on one or more dates (each a “Closing Date”) as may be determined by the Company either (i) until the Company shall have effectuated Closings for not more than $35,000,000 in original principal amount of the Notes (or such greater amount as may be determined by the Company in its sole discretion), or (ii) until the Board of Managers of the Company (the “Board”) shall have determined, in its sole discretion, that the offering of the Notes made by this Agreement shall have terminated. The Initial Closing shall take place on the date hereof (the “Initial Closing”).
Each Closing shall be held at the offices of the Company or remotely via the exchange of documents and signatures. Each Investor who desires to purchase a Note shall subscribe hereto by completing, executing and delivering to the Company the Subscription Agreement for Convertible Notes attached to this Agreement (each, a “Signature Page”) and the applicable accredited investor questionnaire attached hereto as Form A, Form B, and Form C, together with payment by check drawn on good funds or by wire transfer of immediately available funds of the original principal amount of the Note so purchased. In addition Investors who are in the United States, a U.S. Person (as such term is defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”)) or purchasing securities for the account or benefit of a person or persons that is/are in the United States or U.S.

Persons must complete a W-9 as attached as Form E. Investors who are not: (i) in the United States; (ii) a U.S. Person (as defined herein); or (iii) purchasing for the benefit of a person or persons that is/are in the United States or U.S. Persons must complete a W-8BEN (individuals) or W-8BEN-E (entities), as applicable, set out in Form D.
As each Closing is completed, the Signature Pages of Investors purchasing Notes at such Closing shall be attached to this Agreement, and Schedule I shall be amended accordingly. The Company may accept or reject, in whole or in part and at its sole discretion, any offer by an Investor to purchase a Note.
3.2Issuance and Delivery of Note. As of the date of each Closing, the Company shall issue and deliver to each Investor an executed Note in the form of Exhibit A in the original principal amount as is set forth on the Signature Page of such Investor delivered to the Company hereunder (which amount shall thereafter be entered by the Company on Schedule I opposite such Investor’s name). The rights of each Investor with respect to such Investor’s Note shall be as set forth in the Note and this Agreement.
4.Conversion of Notes. In accordance with the terms and conditions set forth in the Notes, the entire amount of outstanding principal and accrued interest under each Note shall be redeemed or converted, as follows:
4.1Go-Public Transaction. From and after the date hereof, in the event that the Company completes a Go-Public Transaction (defined below) prior to the Maturity Date (as defined in the Notes), all Notes, including all accrued and unpaid interest thereon less applicable withholding taxes, shall automatically and simultaneously with the closing thereof be converted (which such conversion shall be mandatory as to all Notes outstanding at the time of such Go-Public Transaction) into equity securities of the Company issued in connection with the Go-Public Transaction (the “Go-Public Security”), with such numbers of Go-Public Securities of the Company issued on the basis of a price equal to the lesser of: (a) (i) in the event the Go-Public Transaction occurs on or before 12 months from the Closing Date, a 20% discount to the issue price of the Go-Public Securities; (ii) in the event the Go-Public Transaction occurs after 12 months from the Closing Date, but before the Maturity Date, a 25% discount to the issue price of the Go-Public Securities; and (b) a price per security equal to the price per share resulting from a pre-money valuation of the Company of $295,900,000 (the “Maturity Conversion Price”) (which pre-money valuation is used for the sole purpose of calculating the amount of equity to which the Notes are converted into). As used herein, a “Go-Public Transaction” shall be defined as the closing of: (i) a transaction resulting in the business or assets of the Company being listed (directly or indirectly) on the Canadian Securities Exchange or any other recognized securities exchange (the “Stock Exchange”), including but not limited to an initial public offering, plan of arrangement, amalgamation, reverse take-over or other business combination pursuant to which the securities of the Company (or any resulting issuer or parent thereof) are listed on the Stock Exchange; and (ii) a concurrent financing for aggregate gross proceeds of greater than or equal to $20,000,000.
4.2Maturity. If the Company does not consummate a Go-Public Transaction prior to the Maturity Date then, upon the election of the Holder of a Note, the outstanding principal amount, together with accrued and unpaid interest, on the Notes (i) shall be paid in full on the Maturity Date, or (ii) shall convert into shares of common units of the Company (“Shares”), at a price per Share reflecting the Maturity Conversion Price.
4.3Change of Control. In the event that the Company effects a Change of Control (as defined below) prior to the Maturity Date, other than in connection with the Go-Public Transaction, then within 30 days following the consummation of a Change of Control, the Company shall make an offer in writing to each of the Holders (the “Change of Control Offer”) to, at each of such Holders’ election, either: (i) purchase the Notes from such Holders for cash at 102% of the principal amount thereof and the accrued and unpaid interest thereon; or (ii) convert the outstanding principal amount together with accrued and unpaid interest of the Note at a price equal to 95% of the Maturity Conversion Price. Notwithstanding the foregoing, if 90% or more of the principal amount of the Notes outstanding on the date of the giving of notice of the Change of Control have been tendered to the Company pursuant to an offer made to the Holders, the Company will have the right to redeem all the remaining Notes for cash at 102% of the principal amount thereof and the accrued and unpaid interest thereon. As used herein, a “Change of Control” shall mean, other than in connection with the Go-Public Transaction: (i) any transaction (whether by purchase, merger or otherwise) whereby a person or persons acting jointly or in concert directly or indirectly acquires the right to cast, at a general meeting of shareholders of the Company, more than 50% of the votes that may be ordinarily cast at a general meeting; (ii) the Company’s amalgamation, consolidation or merger with or into any other person, any merger of another person into the Company, unless the holders of voting securities of the Company immediately prior to such amalgamation, consolidation or merger hold securities representing 50% or more of the voting control or direction in the Company or the successor entity upon completion of such amalgamation, consolidation or merger; or (iii) any conveyance, transfer, sale lease or other disposition of all or substantially all of the Company’s and the Company’s subsidiaries’ assets and properties, taken as a whole, to another arm’s length person.
4.4In all events of conversion of Notes and as a condition thereto, which only the Company can waive, Holder agrees to execute all documents executed by members of the Company holding similar equity to which the Note is converted.
5.Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:
5.1Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; and has all requisite company power and authority to own and lease its property and to carry on its business as presently conducted and as proposed to be conducted.
5.2Authorization of this Agreement and the Notes. The execution, delivery and performance by the Company of this Agreement and the Notes and of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company that is enforceable in accordance with its terms. As of the date of issue thereof, each of the Notes will constitute a valid and binding obligation of the Company that is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and the Notes, and the compliance with the provisions hereof and thereof by the Company, will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (A) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (B) the Company’s Certificate of Formation, or (C) the Company’s limited liability company agreement; or (ii) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company.
5.3Consents and Approvals. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal or state securities laws) is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the Notes. The Company has obtained all other consents that are necessary to permit the consummation of the transactions contemplated hereby.
5.4Sole Representations. Except as expressly set forth in this Section 5, the Company makes no other representation or warranty in connection with the transactions contemplated by this Agreement.

6.Use of Proceeds. The Company is expected to use the proceeds from the sale of the Notes for general corporate purposes including working capital, business development and mergers & acquisitions.
7.Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, represents and warrants to the Company as follows:
7.1Authorization. The Investor has full power and authority to enter into this Agreement which, when executed and delivered by the Investor, will constitute the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
7.2Purchase for Investment. The Investor is purchasing the Note, and if and when the Note is converted will acquire the units of the Company, for investment for the account of the Investor and not for the account of any other person, and not with a view toward resale or other distribution thereof. The Investor understands that the Note being purchased has not been, and when issued the units issuable upon conversion will not be, registered under the Securities Act and applicable state securities laws and, therefore, cannot be resold unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. The Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, the Note and all certificates evidencing any of the units, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY ONLY BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT AND SUCH LAWS. ADDITIONAL CONDITIONS ARE IMPOSED BY THIS SECURITY AND THE AGREEMENT PURSUANT TO WHICH THIS SECURITY WAS SOLD, AND THE COMPANY MAY REFUSE TO THE TRANSFER OF THIS SECURITY UNLESS SUCH CONDITIONS ARE FULFILLED.
The Investor understands and agrees that the Company does not have any present intention and is under no obligation to register the Note, the units issuable upon conversion, whether upon initial issuance or upon any transfer thereof under the Securities Act and applicable state securities laws, and that Rule 144 may not be available as a basis for exemption from registration. The Investor acknowledges and agrees that the Company may condition the transfer of the Note, or the units, upon the receipt of an opinion, satisfactory in form and substance to the Company and from counsel satisfactory to the Company, in each of such instances in the sole discretion of the Company, that such proposed transfer shall not result in the violation of any federal or state securities law.
7.3Receipt of Information. The Investor or such Investor’s representative, during the course of this transaction and prior to the purchase of the Note being purchased by the Investor hereunder, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Notes and the business of the Company; and to obtain any additional information or documents relative to the Company, its business and an investment in the Company necessary to verify the accuracy of information provided by the Company relative to the business of the Company. The Investor or the Investor’s representative has received and read or reviewed, and is familiar with, this Agreement, the form of the Note and all such additional information and documents provided to the Investor.
7.4Materials Incorporated by Reference. Investor acknowledges receipt of the Third Amended and Restated Limited Liability Company Agreement of the Company and the Risk Factors as set forth on Exhibit B attached hereto (the “Risk Factors”), and acknowledges having read and understood the terms and provisions of both of the foregoing, including, without limitation, all Risk Factors relating to the Company’s involvement in the cannabis industry. Investor hereby further acknowledges and agrees that the Risk Factors do not reflect all of the risks involved in an investment in the Company.
7.4Sophistication of Investor. The Investor or the Investor’s representative is capable of evaluating the merits and risks of the purchase of the Notes. The Investor has the capacity to protect his or her own interests in connection with the purchase of the Notes by reason of the Investor’s business or financial experience or the business or financial experience of the Investor’s representative (who is unaffiliated with and who is not compensated by the Company or any affiliate, directly or indirectly).
7.5Risk of Investment. The purchase of a Note by the Investor is consistent with his or her general investment objectives. The Investor understands that the purchase of the Notes involves a high degree of risk and there is now no established market for the Company’s Notes or equity and there is no assurance that any public market for the Notes or such equity will develop. The Investor has no present need for liquidity in connection with the funds being tendered by such Investor hereunder. The Investor can bear the economic risks of this investment and can afford a complete loss of his investment.
7.6Accredited Investor. The Investor has completed and delivered to the Company herewith the applicable accredited investor questionnaire attached hereto as Form A, Form B and Form C, acknowledging, among other matters, that he, she or it is an “Accredited Investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act (or similar affirmation of accreditation under Canadian or other applicable laws).
7.7No Commissions. No person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company or the Investor for any commission, fee or other compensation as a finder or broker because of any act or omission by the Investor or by any agent of the Investor.
7.8No General Solicitation. Neither the Investor, nor any of its officers, managers, members employees, agents, members or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Notes.
7.9Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on the Signature Page; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is identified in the address or addresses of the Investor set forth on the Signature Page.
7.10Authorization of the Company. Each Investor hereby appoints, and shall appoint, any person(s) designated by the board of the Company as the Investor’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution,
(a)to receive the Notes, to execute in the Investor’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Investor, including this Agreement and the attachments hereto, in connection with the subscription for the Notes;

(b)to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants, conditions or other terms for the Investor’s benefit contained in this Agreement or any ancillary or related document;
(c)to terminate, prior to the Initial Closing, this Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Company in its sole discretion may determine, acting reasonably;
(d)to vote all voting securities held by the Investor; and
(e)to execute and deliver on behalf of the Investor all documents, instruments, and agreements necessary or requested by the Company or its underwriters, including any customary lock-up agreement in a Go-Public Transaction.
EACH INVESTOR HEREBY GRANTS TO THE COMPANY OR ITS DESIGNEE AN IRREVOCABLE PROXY AND POWER OF ATTORNEY TO VOTE ALL VOTING SECURITIES OF THE COMPANY NOW OR HEREAFTER OWNED OR CONTROLLED BY EACH OF THEM AT ANY ANNUAL OR SPECIAL MEETING OF THE MEMBERS OR STOCKHOLDERS OF THE COMPANY, OR BY WRITTEN CONSENT IN LIEU OF SUCH A MEETING. EACH INVESTOR ACKNOWLEDGES AND AGREES THAT THE PROXY AND POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION IS COUPLED WITH AN INTEREST AND SHALL SURVIVE THE DEATH, DISABILITY, INCAPACITY, DISSOLUTION, BANKRUPTCY, INSOLVENCY OR TERMINATION OF SUCH INVESTOR AND THE TRANSFER OF ALL OR ANY PORTION OF SUCH INVESTOR’S SHARES AND SHALL EXTEND TO SUCH INVESTOR’S HEIRS, SUCCESSORS, ASSIGNS, AND PERSONAL REPRESENTATIVES
8.Closing Conditions; Covenants of the Company.
8.1Conditions to Obligations of the Investors. It shall be a condition precedent to the obligations of any Investor to be performed at the Initial Closing or at the subsequent Closing in which such Investor participates that:
(i)Investors received all documents which they may reasonably have requested in connection with such transactions.
(ii)All representations and warranties of the Company shall be accurate, correct and complete on the date hereof.
(iii)There shall have been no material adverse change in the financial condition of the Company between the date of the Signature Page for such Investor and the date of the Closing in which such Investor shall participate.
8.2Conditions to Obligations of the Company. It shall be a condition precedent to the obligations of the Company hereunder to be performed at the Initial Closing or at any subsequent Closing that:
(i)The Company shall have received the check, wire transfer or other funds or consideration described in Section 3 to be delivered to the Company in consideration of the issuance of the Notes at such closing.
(ii)All representations and warranties of the Investors shall be accurate, correct and complete on the date of the Closing in which such Investors participate.

(iii)Notwithstanding anything in this Agreement to the contrary, the Company has absolute discretion as to whether or not to accept an investment from the Investor.
9.Miscellaneous.
9.1Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company, the Investors, the respective permitted successors and assigns of the Investors and the permitted successors and assigns of the Company. The Company is authorized to assign this Agreement in the event of sale, merger, consolidation, reorganization, consolidation, share exchange, or like transaction, involving all or substantially all of its assets or equity, provided the assignee agrees in writing to be bound by the provisions of this Purchase Agreement. The Holder may only assign this Agreement, as provided in the Note or otherwise, upon the prior written consent of the Company and by surrender thereof at the principal office of the Company, duly endorsed by, or accompanied by a written instrument of transfer duly executed by, the registered Holder of this Agreement or his attorney duly authorized in writing and the Note, as specified therein.
9.2Notices. All notices, offers, acceptances, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by confirmed fax transmission, electronic mail, or mailed by certified or registered mail to the Company and the Investors at the addresses set forth in their signature lines. If personally delivered or sent by confirmed fax transmission, or electronic mail, such notice shall be deemed received upon such delivery, if mailed by overnight courier such notice shall be deemed received one (1) day after such mailing, and if mailed by certified or registered mail, such notice shall be deemed received three (3) days after such mailing. Each party is responsible to update its own address in the manner prescribed above.
9.3Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.
9.4Changes. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the outstanding principal amount on all Notes; provided, however, that (i) no such waiver, amendment or modification shall reduce the aforesaid percentage of the principal amount of Notes the holders of which are required to consent to any waiver, amendment or modification, and (ii) no such amendment may increase the funding obligations of any Investors hereunder without such Investor’s written consent thereto. Any amendment approved in the manner set forth above shall be binding on all holders of Notes. Neither this Agreement nor any provisions hereof may be waived, amended or modified orally, but only by a signed statement in writing.
9.5Counterparts. This Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument. The execution and delivery to the Company of a Signature Page in the form annexed to this Agreement by any Investor who shall previously have been furnished the final form of this Agreement (other than Schedule I) shall constitute the execution and delivery of this Agreement by such Investor. All exhibits, schedules and annexes attached hereto are part of this Agreement and are incorporated herein by reference. Electronic and fax signatures shall be deemed and accepted as originals.
9.6Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction., and such unenforceable provision shall be interpreted to the fullest extent permitted by law.
9.7Governing Law. This Agreement and any dispute arising under or related to this shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws provisions. Any dispute arising under or related to this Agreement shall be brought before a single arbitrator appointed by the American Arbitration Association (“AAA”) under the auspices and commercial arbitration rules of the AAA to be held in the Commonwealth of Massachusetts.
9.8Nouns and Pronouns. Whenever the context may require, the singular form of nouns and pronouns shall include the plural and vice versa. The section headings throughout this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this Agreement.
9.9Currency. All dollar amounts in this Agreement and documents relating hereto, including the symbol “$”, are expressed in United States dollars.
[Signature Page to Follow]

COUNTERPART SIGNATURE PAGE
TO
CONVERTIBLE NOTE PURCHASE AGREEMENT
IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the date first above written.

ASCEND WELLNESS HOLDINGS, LLC		Investors

By:	/s/ Abner Kurtin
Name:	Abner Kurtin	See Subscription Agreement
Title:	CEO & Founder
Address:	125 Cambridgepark Drive, Suite 301
Cambridge, MA 02140

ASCEND WELLNESS HOLDINGS, LLC
CONVERTIBLE NOTE PURCHASE AGREEMENT
SCHEDULE I
(To be completed by the Company)

Name and Address of Investor	Principal Amount of Note Purchased	Date of Note

[●]	$[●]	[●]

EXHIBIT A
Form of Note
THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.
ASCEND WELLNESS HOLDINGS, LLC
CONVERTIBLE NOTE

$[_______]	Boston, MA
_____________,
Ascend Wellness Holdings, LLC, a Delaware limited liability company (the “Company”), for value received, hereby promises to pay to [___________], [an individual / a [entity type]] with a notice address at ______________________ (the “Holder”), the principal amount of [___________] dollars ($[___________]) (such amount, or such portion thereof which remains outstanding from time to time hereunder subsequently referred to as the “Principal Amount”), together with simple interest accruing at the rate of: (a) eight percent (8%) per annum from the date of this Note (defined below) through and including the twelve (12) month anniversary of this Note, (b) ten percent (10%) per annum following the twelve (12) month anniversary through and including the fifteen (15) month anniversary of this Note, and (c) thirteen percent (13%) per annum following the fifteen (15) month anniversary and thereafter; which interest will be “paid-in-kind” and added to the outstanding principal amount and be computed on the basis of a three hundred sixty five (365) day year. Notwithstanding anything to the contrary, in the event this Note is converted in accordance with the Purchase Agreement prior to the twelve (12) month anniversary of this Note, the interest payable hereunder will be calculated as of the twelve (12) month anniversary of this Note. Interest paid to non-US Persons may be subject to US withholding taxes.
This Note is one of a series of convertible notes (the “Notes”) issued pursuant to that certain Convertible Note Purchase Agreement, dated as of June ____, 2019, (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. All the Notes are pari passu such that all Notes rank equally and no payments shall be made under this Note unless a pro rata payment is simultaneously made under all other Notes.
The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:
1.Maturity Date. Subject to conversion as determined pursuant to the terms and conditions of the Purchase Agreement, a single payment of the then outstanding Principal Amount, plus accrued interest thereon determined in accordance with the first paragraph of this Note, shall be due and payable twenty-four (24) months from the date of this Note (the “Maturity Date”), unless earlier converted in accordance with the Purchase Agreement.

1.1Default. Any of the following events shall constitute an “Event of Default”, unless waived by holders of a majority of the aggregate principal amount outstanding on all Notes (the “Majority Holders”): (a) the Company’s execution of a general assignment for the benefit of creditors; (b) the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more; (c) the appointment of a receiver or trustee to take possession of substantially all of the property or assets of the Company or (d) the Company’s failure to pay any amounts owing hereunder when due.
1.2Remedies Upon Default. Following an Event of Default:
(a)The Holder shall have all rights and remedies granted to it under this Note and the Purchase Agreement. All such rights and remedies and the exercise thereof shall be cumulative. No exercise of any such rights and remedies shall be deemed to be exclusive or constitute an election of remedies.
(b)Payment of the outstanding Principal Amount, together with all accrued and unpaid interest thereon determined in accordance with the first paragraph of this Note shall, at the option of the Majority Holders, become immediately due and payable without notice or demand.
No Event of Default may be waived or shall be deemed to have been waived except by an express notice delivered by the Majority Holders to the Company in accordance with Section 7, and any such waiver shall be applicable only to the specific Event(s) of Default expressly identified in such notice and shall not be deemed to apply to any other or subsequent Event of Default. The Majority Holders may grant or withhold any such waiver in the sole exercise of its discretion, and may condition such waiver upon the payment by the Company of a premium or the acceptance of other terms and conditions under this Note or the Purchase Agreement. No course of dealing by the Holder or the failure, forbearance or delay by the Majority Holders in exercising any of their rights or remedies under this Note or the Purchase Agreement shall operate as a waiver of any Event of Default or of any right of the Holder hereunder. Notwithstanding anything contained herein or the Purchase Agreement to the contrary, upon an Event of Default pursuant to Section 1.1(b), this Note shall be automatically due and payable without any action or notice by the Holder.
2.Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report this Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.
3.Prepayment. The Principal Amount and accrued interest will not be prepaid without the written consent of the Holder hereof.
4.Representations, Warranties and Acknowledgements of the Holder. By accepting this Note, the Holder hereby: (i) represents and warrants that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); (ii) represents and warrants that conversion units (together, the “Securities”) are being or will be acquired by it for the purpose of investment and not with a view to distribution; (iii) agrees that it will not sell or transfer any of the Securities without registration under applicable federal and state securities laws, or the availability of exemptions therefrom; (iv) acknowledges that the documents evidencing the Securities will each bear a restrictive legend stating that the Securities represented thereby have not been registered under applicable federal and state securities laws and referring to restrictions on their transferability and sale; (v) acknowledges that it currently has, and had immediately prior to its receipt of the offer of sale from the

Company, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment; (vi) acknowledges that an investment in the Securities involves a high degree of risk; (vii) acknowledges that it is able to bear the economic risk of this investment; (viii) acknowledges that it had the opportunity to ask questions of, and receive answers from, management of the Company concerning the terms and conditions of this investment; and (ix) acknowledges that it has received such information as it deems necessary to enable it to make its investment decision.
5.No Membership Rights. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a member in respect of meeting of members for the election of board of managers of the Company or any other matters or any rights whatsoever as a member of the Company; and no dividends shall be payable or accrued in respect of this Note or the interest represented hereby or the Securities obtainable hereunder upon conversion until, and only to the extent that, this Note shall have been so converted in accordance with the terms of the Purchase Agreement.
6.Recourse. The Holder agrees that no officers, managers or members of the Company shall have any personal liability with respect to the obligations of the Company under this Note or any agreements related to this Note.
7.Notice. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered in accordance with Section 9.2 of the Purchase Agreement.
8.Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and the Majority Holders.
9.Restrictions on Transfer of this Note. No transfers of the Note, or the Securities, or any portion hereof or thereof, may be made by the Holder without the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion. Notwithstanding the foregoing (i) a Holder may transfer this Note to any of its “affiliates” (as defined in Rule 405 promulgated under the Securities Act) without the consent of the Company and (ii) following the occurrence and during the continuance of an Event of Default, the Holder may transfer this Note to any person without the consent of the Company, in each case so long as the transferee is an Accredited Investor. The rights and obligations of the Company and the Holder shall be binding upon and benefit their respective successors, permitted assigns, heirs, administrators and permitted transferees.
10.Payment. Any cash payments of the Principal Amount will be made by check or wire transfer in immediately available United States funds sent to the Holder at the address or to the account furnished to the Company for that purpose.
11.Governing Law; Jurisdiction. The provisions of Section 9.7 of the Purchase Agreement shall apply to this Note.
12.Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof. All words used in this Note will be construed to be of such gender or number as the circumstances require.
[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date and year first written above.

ASCEND WELLNESS HOLDINGS, LLC

By:
Name:	Abner Kurtin
Its:	CEO & Founder

EXHIBIT B
RISK FACTORS
Legal and Political Risks
Cannabis remains illegal under federal law.
Cannabis is a Schedule-I controlled substance and is illegal under federal law. It remains illegal under United States federal law to grow, cultivate, sell or possess cannabis for any purpose or to assist or conspire with those who do so. Additionally, 21 U.S.C. 856 makes it illegal to “knowingly open, lease, rent, use, or maintain any place, whether permanently or temporarily, for the purpose of manufacturing, distributing, or using any controlled substance.” Even in those states in which the use of cannabis has been authorized, its use remains a violation of federal law. Any person that is connected to the cannabis industry, including, but not limited to, a Investor and other investors in the Company, may be at risk of federal criminal prosecution and civil liability. Any investments could also be subject to civil or criminal forfeiture and a total loss. Since federal law criminalizing the use of cannabis is not preempted by state laws that legalize its use, strict enforcement of federal law regarding cannabis would likely result in the Company’s inability to proceed with its business plan and a possible total loss of its investment. Additionally, pursuant to 26 U.S. Code § 280E, any business engaged in the trafficking of a controlled substance may be prohibited from making certain deductions or obtaining certain tax credits.
Some courts have determined that contracts relating to state legal cultivation and sale of cannabis are unenforceable on the grounds that they are illegal under federal law and therefore void as a matter of public policy. This could substantially impact the rights of parties making or defending claims involving the Company and any lender or member of the Company.
Due to the federal illegality of cannabis and the charged political climate surrounding the cannabis industries of various states, political risks are inherent in the cannabis industry. It remains to be seen whether policy changes at the federal level will have a chilling effect on the cannabis industry.
Rescission of the “Cole Memo.”
On January 4, 2018, Attorney General Sessions rescinded the previously issued memoranda from the Justice Department which de-prioritized the enforcement of federal law against marijuana users and businesses who comply with state cannabis laws, adding uncertainty to the question of how the Federal government will now choose to enforce federal laws regarding cannabis. Attorney General Sessions issued a memorandum to all United States Attorneys in which Attorney General Sessions affirmatively rescinded the previous guidance as to cannabis enforcement, calling such guidance “unnecessary.”

Attorney General Sessions’ one-page memorandum was vague in nature, stating that federal prosecutors should use established principals in setting their law enforcement priorities. Under previous administrations, the U.S. Department of Justice indicated that those users and suppliers of medical cannabis who complied with state laws, which required compliance with certain criteria, would not be prosecuted. As a result, it is now unclear if the Justice Department will seek to enforce the Controlled Substances Act against those users and suppliers who comply with state cannabis laws. If such enforcement occurs, the federal government may raid the Company, seize all of its equipment and inventory, and arrest all of its officers, managers, and Members.
The FinCEN Memo could be rescinded.
Despite Attorney General Sessions’ rescission of the Cole Memorandum, the Department of the Treasury, Financial Crimes Enforcement Network has not rescinded the “FinCEN Memo” dated February 14, 2014, which de-prioritizes enforcement of the Bank Secrecy Act against financial institutions and cannabis related businesses which utilize them. This memo appears to be a standalone document, and is presumptively still in effect.
At any time, the Department of the Treasury, Financial Crimes Enforcement Network could elect to rescind the FinCEN Memo. This would make it more difficult for the Company to access the U.S. banking system and conduct financial transactions, which would have a material adverse effect on the Company Business (defined below). Enforcement of the Bank Secrecy Act against the Company would also be made more likely by the rescission of the FinCEN Memo. This would subject the Company’s officers, managers and Members to potential criminal prosecution, and would have a material adverse effect on the Company Business.
Even with the FinCEN Memo in place, prosecution of the Company for violations of the Bank Secrecy Act remains possible, as the FinCEN Memo is only prosecutorial guidance and does not have the force of law.
The 2015 Appropriations Rider must be reauthorized every year to provide any protections.
In 2014, Congress passed a spending bill (the “2015 Appropriations Bill”) containing a provision (the “Appropriations Rider”) blocking federal funds and resources allocated under the 2015 Appropriations Bill from being used to “prevent such States from implementing their own State [medical marijuana] law”. The Appropriations Rider seemed to have prohibited the federal government from interfering with the ability of states to administer their medical cannabis laws, although it did not codify federal protections for medical cannabis patients and producers. Moreover, despite the Appropriations Rider, the Justice Department maintains that it can still prosecute violations of the federal cannabis ban and continue cases already in the courts.
Additionally, the Appropriations Rider must be re-enacted every year. While it was continued in 2016, 2017 and 2018 (until December 21, 2018), continued re-authorization of the Appropriations Rider cannot be guaranteed. If Congress should pass a FY 2019 budget rather than an extension of the 2018 budget, it would need to re-add the Appropriations Rider at such time, and there can be no assurance that the Appropriations Rider would be renewed at such time. As of December 21, 2018, Congress has failed either to pass a FY 2019 budget or an extension of the 2018 budget in the form of a “continuing resolution,” resulting in a government shutdown, and the Appropriations Rider is no longer in force. While it is unclear if the Appropriations Rider will be re-enacted once Congress passes a FY 2019 budget, proposed legislative packages have included the Appropriations Rider that, if passed, would fund the federal government until September 2019.
The Company’s proposed business is dependent on laws pertaining to the cannabis industry, and further legislative development is not guaranteed.
The Company’s business plan involves the cultivation, distribution, manufacture, storage, transportation and/or sale of medical and adult use cannabis products in compliance with applicable state law, but in violation of federal law (generally referred to herein as the “Company Business”). Continued development of the cannabis industry is dependent upon continued legislative and regulatory authorization of cannabis at the state level. Any number of factors could slow or halt progress in this area. Further progress is not assured. While there may be ample public support for legislative action, numerous factors impact the legislative and regulatory process. Any one of these factors could slow or halt business operations relating to cannabis or the current tolerance for the use of cannabis by consumers, which would negatively impact the Company Business.
The cannabis industry faces strong opposition.
Many believe that several large, well-funded businesses may have a strong economic opposition to the cannabis industry. The Company believes that the pharmaceutical industry does not want to cede control of any product that could generate significant revenue. For example, medical cannabis will likely adversely impact the existing market for the current “cannabis pill” sold by mainstream pharmaceutical companies. Further, the medical cannabis industry could face a material threat from the pharmaceutical industry should cannabis displace other drugs or encroach upon the pharmaceutical industry’s products. The pharmaceutical industry is well funded with a strong and experienced lobby that eclipses that of the medical and retail cannabis industries. Any inroads the pharmaceutical industry made in halting or impeding the cannabis industry could have a detrimental impact on the Company Business.
The legality of cannabis could be reversed in one or more states of operation.
The voters or legislatures of states in which cannabis has been legalized could potentially repeal applicable laws which permit both the operation of medical and retail cannabis businesses. These actions might force the Company to cease the Company Business.
Enforceability of Contracts.
It is a fundamental principle of law that a contract will not be enforced if it involves a violation of law or public policy. Notwithstanding that cannabis related businesses operate pursuant to the laws of states in which such activity is legal under state law, judges have on a number of occasions refused to enforce contracts for the repayment of money when the loan was used in connection with activities that violate federal law, even if there is no violation of state law. There remains doubt and uncertainty that the Company will be able to legally enforce contracts it enters into if necessary. As the Company cannot be assured that it will have a remedy for breach of contract, the Company and its Members must bear the risk of the uncertainty in the law. If borrowers fail or refuse to repay loans and the Company is unable to legally enforce its contracts, the Company may suffer substantial losses for which it has no legal remedy.
Risk of Criminal Prosecutions for Money Laundering.
One possible repercussion for Members and other investors in the Company is a prosecution for violation of federal money laundering statutes, specifically U.S.C.A. § 1956 and § 1957. Because these statutes criminalize certain transactions involving the proceeds of activity which is itself criminal, it is possible that investors in the Company could be subject to prosecution for investing in, obtaining dividends from, or otherwise transacting with the Company. While there have been no recent prosecutions of investors in cannabis-related businesses for violation of either § 1956 or § 1957, this could change along with federal enforcement priorities.
Risk of civil asset forfeiture.
Because the cannabis industry remains illegal under federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owners of the property were never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
Risk of RICO prosecution or civil liability.
The Racketeer Influenced Corrupt Organizations Act (“RICO”) criminalizes the use of any profits from certain defined “racketeering” activities in interstate commerce. While intended to provide an additional cause of action against organized crime, due to the fact that cannabis is illegal under U.S. federal law, the production and sale of cannabis qualifies cannabis related businesses as “racketeering” as defined by RICO. As such, all officers, managers and owners in a cannabis related business could be subject to criminal prosecution under RICO, which carries substantial criminal penalties.
RICO can create civil liability as well: persons harmed in their business or property by actions which would constitute racketeering under RICO often have a civil cause of action against such “racketeers,” and can claim triple their amount of estimated damages in attendant court proceedings. The Company as well as its officers, managers and owners could all be subject to civil claims under RICO.
Legal Uncertainty.
Laws and regulations affecting the medical and retail cannabis industry are constantly changing, which could detrimentally affect the Company’s proposed operations. Local, state and federal cannabis laws and regulations are broad in scope and subject to evolving interpretations, which could require the Company to incur substantial costs associated with compliance or alter its business plan. In addition, violations of these laws, or allegations of such violations, could disrupt the Company Business and result in a material adverse effect on its operations. In addition, it is possible that regulations may be enacted in the future that will be directly applicable to the Company’s proposed business, including, but not limited to, regulations or laws impacting the amount of production that the Company is authorized to produce. The Company cannot predict the nature of any future laws, regulations, interpretations or applications, nor can the Company determine what effect additional governmental regulations or administrative policies and procedures, if promulgated, could have on the Company Business.
Business Risks
Economic Environment.
The Company’s operations could be affected by the economic context should the unemployment level, interest rates or inflation reach levels that influence consumer trends and consequently, impact the Company’s sales and profitability.
As well, general demand for banking services and alternative banking or financial services cannot be predicted and future prospects of such areas might be different from those predicted by the Company’s management.
The Company Business is dependent on the acquisition and retention of various licenses.
The Company Business is dependent on obtaining various licenses from various municipalities and the state licensing agencies. There can be no assurance that any or all licenses necessary to operate the Company Business will be obtained. If a licensing body were to determine the Company had violated the applicable rules and regulations, there is a risk the licenses granted could be revoked, which would prevent the operation of the Company Business. Further, there is no guarantee the Company will be able to obtain any additional licenses necessary to expand the Company Business.
The Company’s management team or other owners could be disqualified from ownership in the Company.
The Company Business is in a highly regulated industry in which many states have enacted extensive rules for ownership of a participant company. The Company’s Managers or other owners (which could include the Members of the Company) could become disqualified from having an ownership stake in the Company under relevant laws and regulations of applicable state and/or local regulators, if the applicable Manager or owner is convicted of a certain type of felony or fails to meet the requirements for owning equity in a company like the Company.
The Company may have difficulty accessing the service of banks and bankruptcy protections, which may make it difficult for them to operate or unwind.

Since the use of cannabis is illegal under federal law, there is a compelling argument that banks cannot lawfully accept for deposit funds from businesses involved with cannabis. Consequently, businesses involved in the cannabis industry often have trouble finding a bank willing to accept their business. The inability to open bank accounts may make it difficult for the Company to operate and the reliance on cash can result in a heightened risk of theft. Additionally, some courts have denied cannabis businesses bankruptcy protection, thus, making it very difficult for lenders to recoup their investments.
The Company will not have full access to federal intellectual property protections.
The United States Patent and Trademark Office does not allow trademarks directly related to cannabis and cannabis products to be registered due to the illegal nature of the business and products under federal law. While patent protection for inventions related to cannabis and cannabis products is available, there are substantial difficulties faced in the patent process by cannabis related businesses. There can be no assurances that any proprietary business processes, patents, copyrights or trademarks that may be issued to a cannabis business will offer any degree of protection.
Insurance Risks.
In the United States, many cannabis related companies are subject to a lack of adequate insurance coverage including, without limitation, general coverage for cultivating cannabis and traditional commercial insurance covering dispensary transit. In addition, many insurance companies may deny claims for any loss relating to cannabis for reasons such as it is illegal under federal law, a contract for an illegal item is unenforceable or there can be no insurable interest in an illegal item.
Product Liability in Cannabis-Related Companies.
Many cannabis related companies are subject to strict product liability laws where a cannabis related retailer who sells a defective product to a consumer is subject to liability for any harm that befalls that consumer due to the defect. For example, a retailer who sells cannabis infused products could be held liable if that product was tainted in the manufacturing process or inadequately labeled and a consumer subsequently fell ill, even if the retailer had nothing to do with the manufacturing process. Any suit against any cannabis related business could adversely affect the Company and cause substantial losses for the Company. This area of law is unsettled and there is very little statutory or case law regarding cannabis and products liability.
Risks Associated with Young Industries.
The cannabis industries in those states which have legalized such activity are not yet well- developed, and many aspects of these industries’ development and evolution cannot be accurately predicted. While the Company has attempted to identify many risks specific to the cannabis and hemp industries, prospective investors should carefully consider that there are probably other risks that the Company has not foreseen or not mentioned in this document, which may cause prospective Members to lose some, or all, of such prospective Member’s investment. Given the limited history, it is difficult to predict whether this market will continue to grow or whether it can be maintained. For example, as a result of the Company’s limited operating history in a new industry, it is difficult to discern meaningful or established trends with respect to the purchase activity of the Company’s customers.
The Company expects that the market will evolve in ways which may be difficult to predict. For example, the Company anticipates that over time it will reach a point in most markets where the Company has achieved a market penetration such that investments in new customer acquisition are less productive and the continued growth of the Company’s revenue will require more focus on increasing the rate at which the Company’s existing customers purchase products. In the event of these or any other changes to the market, the Company’s continued success will depend on the Company’s ability to successfully adjust the Company’s strategy to meet the changing market dynamics. If the Company is unable to successfully adapt to changes in the Company’s markets, the Company’s business, financial condition and results of operations could suffer a material negative impact.
Possible Shrinkage or Lack of Growth in the Industry.
If no additional states, U.S. territories or countries allow the legal use of cannabis, or if one or more jurisdictions which currently allow it were to reverse position, the Company may not be able to grow, or the market for the Company’s products and services may decline. There can be no assurance that the number of jurisdictions which allow the use of cannabis will grow, and if it does not, there can be no assurance that the existing jurisdictions will not reverse position and disallow such use. If either of these events were to occur, not only would the growth of the Company’s business be materially impacted in an adverse manner, but the Company may experience declining revenue as the market for the Company’s products and services declines.
Product Risks.
The Company’s product line is in a new and unique product category and there can be no guarantee the product will be appealing to consumers, or will be a success commercially. As with any product, there is the possibility that a claim could be brought against the Company if any consumer has a negative reaction to the product.
Illiquid Investment, Restrictions on Transfer.
The Units are subject to legal and other restrictions on transfer and are investments for which no liquid market exists. As a consequence, a Member may not be able to sell his, her or its Units if a Member desired to do so, or to realize what he, she or it perceives to be its fair value in the event of a sale or liquidation. There is no market for the Units and it should not be assumed that a public market will develop. The Units may not be resold, transferred or otherwise disposed of by any holder except in compliance with applicable securities laws and the transfer restrictions contained in the Subscription Agreement and the Operating Agreement. Accordingly, Investors in this offering may not be able to liquidate their investment in the Company, or pledge the investment as collateral, and should consider their investment to be long-term.

Indemnification.
The Operating Agreement provides that under certain circumstances the Managers and officers of the Company and/or others may be indemnified by the Company for any liabilities or losses arising out of activities in connection with the Company. Indemnification under such provision could reduce or deplete the assets of the Company.
Member May Lose the Right to Hold the Units.
Member may encounter a life event (such as a criminal conviction) that would disqualify Member from owning equity in a licensed cannabis business, and thereby trigger the relevant provisions of the Operating Agreement. Additionally, aside from as provided for in the Subscription Agreement and the Operating Agreement, events, including a change in control of the Company, a liquidation or an event of insolvency, could occur prior to the time that a Member is able to receive any liquidation benefit from a sale of the Company or a sale of Units.
Unitholders May Owe Taxes in Excess of Cash Distributions from the Company.
Notwithstanding applicable provisions in the Operating Agreement, Members may become subject to income tax liability for Company income in excess of the cash they actually receive from the Company. For example, if the Company borrows money, a unitholder’s share of Company revenues used to pay principal on the loan will be included in its taxable income from the Company and will not be deductible; income from operations may be accrued by the Company in one tax year, although payment is not actually received until the following year; taxable income or gain may be allocated to a member of the Company if there is a deficit in its capital account even though the unitholder does not receive a corresponding distribution of Company revenues; and Company revenues may be expended for non-deductible costs or retained to establish a reserve for future estimated costs.
Units Not Registered Under the Securities Act or State Blue Sky Laws.
The Units will not be registered for public sale or resale under the Securities Act or the securities laws of any state, in reliance upon exemptions which depend in part upon the investment intent of the Investors. There is no present plan to register the Units in the future. Accordingly, the Units must be acquired for investment purposes only and not with a view to resale or other distribution. Such Units will only be offered and sold to such persons who are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Units will be offered without registration in reliance upon the Securities Act exemption for transactions not involving a public offering. Investors will be required to make certain representations to the Company, including that they are acquiring interests in the Company for their own account, for investment purposes only and not with a view to their distribution.
Risks Associated with Investing in Securities in General.
Investment in the Company’s Units involves a high degree of risk. All securities investments risk the loss of all capital. The Company makes no guarantee or representation that the

Company will achieve its business objectives or that a Member will receive a return of his, her or its capital. Making an investment in the Company is speculative. Prospective Members should carefully consider, among other factors, the matters described in this section, each of which could have a material adverse effect on the value of the Units offered hereby. As a result of these factors, as well as other risks set forth elsewhere in this document, there can be no assurance that the Company will be able to implement the business plan or that the Units will be of value in the future. A prospective Member should only invest in the Units as part of an overall investment strategy and only if the prospective Member is able to withstand a total loss of his, her or its investment.
Absence of Operating History.
The Company is a newly formed venture. The Company has extremely limited operating history on which to base an evaluation of its business and prospects and its success, if any, will be entirely dependent on its management and employees. The past performance, existing relationships and rapid growth of the Company cannot be relied upon as indicia of future performance or success of the Company. The Company faces risks in developing its products and eventually bringing them to market. The Company also faces risks that it will lose some or all of the Company’s market share in existing businesses to competition, or the Company risks that its business model becomes obsolete. Many of the Company’s business projects are not yet developed, and can be considered subject to risk associated with development-level businesses. The Company operates in a rapidly evolving market. Accordingly, the Company’s future prospects are difficult to evaluate, increasing the risk that the Company may not be successful. The Company will encounter risks and difficulties as a company operating in a rapidly evolving market and may not be able to successfully address these risks and difficulties, which could materially harm its business and operating results. The risks detailed herein are material risks faced by the Company. If any of these risks occur, the Company’s business, its ability to receive revenues, its operating results and its financial condition could be seriously harmed.
Need for Additional Financing.
The Company anticipates that it will be able to raise sufficient capital to fund its anticipated development and operation through various sources. However, the estimated budget is based on certain assumptions, including assumptions related to the performance of the business, and there can be no assurance that unanticipated unbudgeted costs will not be incurred or that the business will not perform as expected. Furthermore, the Board of Managers has the authority to increase the budget if the Board of Managers deems it advisable to enhance the viability of the venture. Future events, including problems, delays, expenses and difficulties frequently encountered in the industry, as well as changes in economic, regulatory or competitive conditions, may lead to cost increases that could make it necessary or advisable for the Company to seek additional financing. There can be no assurance that the Company would be able to obtain any necessary additional financing on terms acceptable to the Company, if at all. Also, additional financings may result in dilution of equity stakes in the Company.
Ability to Obtain Requisite Permits.

Prior to beginning operations, the Company’s subsidiaries must obtain certain operating, building and safety, and other necessary permits. The Company’s subsidiaries are in the process of obtaining such permits as required by law. The Company cannot guarantee that approval of such permits will be completed in the time frame required for beginning operations as planned. While the Company believes there should be no impediments to granting any necessary permits and licenses, or obtaining any consents or approvals, no assurances can be made that they will be obtained.
Reliance on Management; Potential Disqualification of Managers.
The Company’s Board of Managers has discretionary authority to structure, manage and monitor the Company’s activities, as well as to commit the Company assets, and, in doing so, has no responsibility to consult with any member. The continued availability of the services of the Company’s Managers is critical to the Company’s success, and the Company has no key insurance on such Managers. The Company’s Managers could become disqualified from having an ownership stake in the Company under the cannabis agencies’ interpretation of the relevant state laws and regulations if any Manager is convicted of a certain type of felony or fails to meet the residency requirements for owning equity in a company like the Company. The loss of services of any key manager, officer or employee or consultant may have a material adverse effect on the Company.
Manager Conflict of Interest.
The Managers and their principals and employees are not required to render exclusive services in connection with the Company. Consequently, the Managers or one or more of their principals or employees may render services in connection with other business projects, including other projects in the cannabis industry, during any and or all phases of operations. Furthermore, there may be conflicts of interest between a Manager on the one hand, and the Company and its other Members on the other. Such conflicts may include cash distribution policies, working capital reserve policies, and the opening of other enterprises in the cannabis industry by the Managers.
Dependence on Successful Recruiting Efforts.
The Company’s long-term success is heavily dependent upon its ability to recruit and train qualified personnel, including key management, industry talent, and technical and marketing personnel. Competition for highly qualified professional, technical, talent, business development, and management and marketing personnel is intense. There can be no assurance that the Company will be successful in attracting, training, or retaining the key personnel required to execute its business plan. If the Company is unsuccessful in its recruiting efforts, such failure could have a material adverse effect on its business, results of operations, financial condition and forecasted financial results.
Risks Associated with Valuation.
The assumption of Company value underlying this offer may not be representative of fair market value. There is no market for the Company’s Units. Likewise, no independent appraisal or valuation has been performed on the Company. Consequently, the Company has arbitrarily determined the value of the Company based on several factors: estimates of the Company’s business potential and earnings prospects; the present state of the Company’s development; assessment of the Company’s management; the Company’s capital needs; and consideration of these factors in relation to the market evaluations of comparable companies, the current conditions of the Company’s industry, and the economy as a whole. There can be no assurance that the valuation is representative of fair market value.
Fluctuation of Operating Results.
The Company and its management expect that the Company will experience substantial variations in net sales and operating results from quarter to quarter due to customer acceptance of its products. If customers do not accept the Company’s products, its sales and revenues will decline, resulting in a reduction in its operating income. Customer interest for the Company’s products could also be impacted by the timing of the Company’s introduction of new products. If competitors introduce new products around the same time that the Company issues new products, and if such competing products are superior to the Company’s, customers’ desire for the Company’s products could decrease, resulting in a decrease in Company sales and revenue. The Company may also lose market share to better-funded, aggressive competitors, particularly if large pharmaceutical companies or alcohol or tobacco companies decide to compete against the Company. Increased competition is likely to result in lower sales volumes, price reductions and reduced revenue and gross margins.
Risks Inherent in an Agricultural Business.
Adult-use and medical cannabis are agricultural products. There are risks inherent in the agricultural business, such as insects, plant diseases and similar agricultural risks. Although the products are usually grown indoors under climate-controlled conditions, with conditions monitored, there can be no assurance that natural elements will not have a material adverse effect on the production of the Company’s subsidiaries’ products.
Vulnerability to Rising Energy Costs.
Adult-use and medical cannabis growing operations consume considerable energy, making the Company potentially vulnerable to rising energy costs. Rising or volatile energy costs may have a material adverse effect as to the business, results of operations, financial condition or prospects of the Company.
Product Recalls.
Manufacturers and distributors of products are sometimes subject to the recall or return of their products for a variety of reasons, including product defects, such as contamination, unintended harmful side effects or interactions with other substances, packaging safety and inadequate or inaccurate labeling disclosure. Such recalls cause unexpected expenses of the recall and any legal proceedings that might arise in connection with the recall. This can cause loss of a significant amount of sales. In addition, a product recall may require significant management attention.

Although the Company’s subsidiaries will have detailed procedures in place for testing its products, there can be no assurance that any quality, potency or contamination problems will be detected in time to avoid unforeseen product recalls, regulatory action or lawsuits. Additionally, if one of the Company’s subsidiaries’ brands or products were subject to recall, the image of that brand and the Company could be harmed. Additionally, product recalls can lead to increased scrutiny of operations by applicable regulatory agencies, requiring further management attention and potential legal fees and other expenses.
Results of Future Clinical Research.
Research in Canada, the U.S. and internationally regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis or isolated cannabinoids remains in early stages. There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as CBD and THC). Future research and clinical trials may prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis. Given these risks, uncertainties and assumptions, prospective Investors should not place undue reliance on such articles and reports. Future research studies and clinical trials may reach negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing, social acceptance or other facts and perceptions related to cannabis, which could have a material adverse effect on the demand for the Company’s products with the potential to lead to a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
Reliance on Key Inputs.
The cannabis business is dependent on a number of key inputs and their related costs including raw materials and supplies related to growing operations, as well as electricity, water and other local utilities. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs could materially impact the business, financial condition, results of operations or prospects of the Company. Some of these inputs may only be available from a single supplier or a limited group of suppliers. If a sole source supplier was to go out of business, the Company might be unable to find a replacement for such source in a timely manner or at all. If a sole source supplier were to be acquired by a competitor, that competitor may elect not to sell to the Company in the future. Any inability to secure required supplies and services or to do so on appropriate terms could have a materially adverse impact on the business, financial condition, results of operations or prospects of the Company.
Competition from Synthetic Production and Technological Advances.
The pharmaceutical industry may attempt to dominate the cannabis industry through the development and distribution of synthetic products which emulate the effects and treatment of organic cannabis. If they are successful, the widespread popularity of such synthetic products could change the demand, volume and profitability of the cannabis industry. This could adversely affect the ability of the Company to secure long-term profitability and success through the sustainable and profitable operation of its business. There may be unknown additional regulatory fees and taxes that may be assessed in the future.

Constraints on Marketing Products.
The development of the Company’s business and operating results may be hindered by applicable restrictions on sales and marketing activities imposed by government regulatory bodies. The regulatory environment in the United States limits companies’ abilities to compete for market share in a manner similar to other industries. If the Company is unable to effectively market its products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for its products, the Company’s sales and results of operations could be adversely affected.
Fraudulent Or Illegal Activity by Employees, Contractors And Consultants.
The Company is exposed to the risk that its employees, independent contractors and consultants may engage in fraudulent or other illegal activity. Misconduct by these parties could include intentional, reckless and/or negligent conduct or disclosure of unauthorized activities to the Company that violates: (i) government regulations; (ii) manufacturing standards; (iii) federal and provincial healthcare fraud and abuse laws and regulations; or (iv) laws that require the true, complete and accurate reporting of financial information or data. It may not always be possible for the Company to identify and deter misconduct by its employees and other third parties, and the precautions taken by the Company to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting the Company from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with such laws or regulations. If any such actions are instituted against Company, and it is not successful in defending itself or asserting its rights, those actions could have a significant impact on the Company’s business, including the imposition of civil, criminal and administrative penalties, damages, monetary fines, contractual damages, reputational harm, diminished profits and future earnings, and curtailment of the Company’s operations, any of which could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
Information Technology Systems and Cyber-Attacks.
The Company’s operations depend, in part, on how well it and its suppliers protect networks, equipment, and information technology systems and software against damage from a number of threats, including, but not limited to, cable cuts, damage to physical plants, natural disasters, intentional damage and destruction, fire, power loss, hacking, computer viruses, vandalism and theft. The Company’s operations also depend on the timely maintenance, upgrade and replacement of networks, equipment, IT systems and software, as well as pre-emptive expenses to mitigate the risks of failures. Any of these and other events could result in information system failures, delays and/or increase in capital expenses. The failure of information systems or a component of information systems could, depending on the nature of any such failure, adversely impact the Company’s reputation and results of operations. The Company’s risk and exposure to these matters cannot be fully mitigated because of, among other things, the evolving nature of these threats. As a result, cyber security and the continued development and enhancement of controls, processes and practices designed to protect systems, computers, software, data and networks from attack, damage or unauthorized access is a priority. As cyber threats continue to evolve, the Company may be required to expend additional resources to continue to modify or enhance protective measures or to investigate and remediate any security vulnerabilities.
Security Breaches.
Given the nature of the Company’s products and its deficit of legal availability, as well as the concentration of inventory in its facilities, despite meeting or exceeding all legislative security requirements, there remains a risk of shrinkage as well as theft. A security breach at one of the Company’s facilities could expose the Company to additional liability and to potentially costly litigation, increase expenses relating to the resolution and future prevention of these breaches and may deter potential patients from choosing the Company’s products.
In addition, the Company collects and stores personal information about its patients and is responsible for protecting that information from privacy breaches. A privacy breach may occur through procedural or process failure, information technology malfunction, or deliberate unauthorized intrusions. Theft of data for competitive purposes, particularly patient lists and preferences, is an ongoing risk whether perpetrated via employee collusion or negligence or through deliberate cyber-attack. Any such theft or privacy breach would have a material adverse effect on the Company’s business, financial condition and results of operations.
THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE COMPANY. EACH INVESTOR SHOULD READ THIS AGREEMENT IN ITS ENTIRETY AND CONSULT WITH THEIR OWN ADVISORS BEFORE DECIDING WHETHER TO INVEST IN THE COMPANY. IN ADDITION, AS THE COMPANY’S INVESTMENT PROGRAM DEVELOPS AND CHANGES OVER TIME, AN INVESTMENT IN THE COMPANY MAY BE SUBJECT TO ADDITIONAL AND DIFFERENT RISK FACTORS.

EXHIBIT C
TERM SHEET

Issuer:	Ascend Wellness Holdings, LLC (the “Company”).

Issue:	Unsecured convertible notes of the Company (the “Convertible Notes”). Each Convertible Note will be convertible into equity securities of the Company, as described in greater detail below.

Issue Size:	Up to US$35,000,000 principal amount of Convertible Notes or such greater amount as may be determined by the Company (the “Offering”).

Coupon:
Interest on the Convertible Notes will accrue commencing on the Closing Date of the Note at a rate of: (a) eight percent (8%) per annum from the Closing Date through and including the twelve (12) month anniversary of the Closing Date, (b) ten percent (10%) per annum following the twelve (12) month anniversary of the Closing Date through and including the fifteen (15) month anniversary of the Closing Date, and (c) thirteen percent (13%) per annum following the fifteen (15) month anniversary of the Closing Date and thereafter; which interest will be “paid-in-kind” and added to the outstanding principal amount and be computed on the basis of a three hundred sixty five (365) day year. Notwithstanding anything to the contrary, in the event the Convertible Notes are converted prior to the twelve (12) month anniversary of the Closing Date, the interest payable will be calculated as of the twelve (12) month anniversary of the Closing Date. Interest paid to non-US holders may be subject to US withholding taxes.

Maturity Date:
The term of the Convertible Notes will be for a period of 24 months from the Closing Date. Provided that no Go-Public Transaction (as defined herein) has occurred, on the Maturity Date, the principal aggregate amount of the Convertible Notes and the accrued and unpaid interest thereon will be payable in cash. Notwithstanding the foregoing, a holder of the Convertible Notes may elect to convert its principal amount of the Convertible Notes and the accrued and unpaid interest thereon into shares of common stock of the Company (“Shares”), at a price per Share reflecting a pre-money valuation of the Company of US$295,900,000 (the “Maturity Conversion Price”).

Minimum Investment:	US$100,000

Use of Proceeds:	The net proceeds from the Offering will be used for working capital requirements and other general corporate purposes.

Conversion:
The Convertible Notes and the accrued and unpaid interest thereon will automatically be converted into equity securities of the Company, which equity securities will automatically be exchanged for the same type of security (the “Go- Public Security”) issued in connection with a Go-Public Transaction (as defined below), less applicable withholding taxes, with such numbers of equity securities of the Company issued on the basis of a price equal to the lesser of: (a) (i) in the event the Go-Public Transaction occurs on or before 12 months from the Closing Date, a 20% discount to the issue price of the Go-Public Securities; (ii) in the event the Go-Public Transaction occurs after 12 months from the Closing Date, but before the Maturity Date, a 25% discount to the issue price of the Go- Public Securities; and (b) a price per security equal to the Maturity Conversion Price.

Go-Public Transaction:
A “Go-Public Transaction” shall be defined as the closing of: (i) a transaction resulting in the business or assets of the Company being listed (directly or indirectly) on the Canadian Securities Exchange or any other recognized securities exchange (the “Stock Exchange”), including but not limited to an initial public offering, plan of arrangement, amalgamation, reverse take-over or other business combination pursuant to which the securities of the Company (or any resulting issuer or parent thereof) are listed on the Stock Exchange; and (ii) a concurrent financing for aggregate gross proceeds of greater than or equal to US$20,000,000.

Convertible Note holders will not have the right on a Go-Public Transaction to be repaid the principal amount of the Convertible Notes and the accrued and unpaid interest thereon in cash by the Company. Instead, the Convertible Notes will automatically convert into equity securities of the Company, which equity securities will automatically be exchanged for Go-Public Securities.

Change of Control:
Other than in connection with the Go-Public Transaction, within 30 days following the consummation of: (i) any transaction (whether by purchase, merger or otherwise) whereby a person or persons acting jointly or in concert directly or indirectly acquires the right to cast, at a general meeting of shareholders of the Company, more than 50% of the votes that may be ordinarily cast at a general meeting; (ii) the Company’s amalgamation, consolidation or merger with or into any other person, any merger of another person into the Company, unless the holders of voting securities of the Company immediately prior to such amalgamation, consolidation or merger hold securities representing 50% or more of the voting control or direction in the Company or the successor entity upon completion of such amalgamation, consolidation or merger; or (iii) any conveyance, transfer, sale lease or other disposition of all or substantially all of the Company’s and the Company’s subsidiaries’ assets and properties, taken as a whole, to another arm’s length person (collectively, a “Change of Control”), the Company shall make an offer in writing to holders of Convertible Notes (the “Change of Control Offer”) to, at the Convertible Note holders’ election, either: (i) purchase the Convertible Notes from such holders for cash at 102% of the principal amount thereof and the accrued and unpaid interest thereon; or (ii) convert the Convertible Notes at a price equal to 95% of the Maturity Conversion Price.

If 90% or more of the principal amount of the Convertible Notes outstanding on the date of the giving of notice of the Change of Control have been tendered to the Company pursuant to an offer made to the holders of all Convertible Notes, the Company will have the right to redeem all the remaining Convertible Notes for cash at 102% of the principal amount thereof and the accrued and unpaid interest thereon.

Form and Terms of Offering:
The Offering will be offered for purchase and sales (i) to accredited investors in Canada pursuant to available private placement exemptions; (ii) to “accredited investors” (within the meaning of Rule 501(a) of the United States Securities Act of 1933, as amended (the “Securities Act”)) in the U.S. pursuant to available private placement exemptions; (iii) to investors resident in jurisdictions outside of Canada and the U.S., in each case in accordance with all applicable laws; provided that no prospectus, registration statement or similar document is required to be filed in such foreign jurisdiction.

The Convertible Notes will not be qualified investments under the Income Tax Act (Canada) for registered accounts.

The Convertible Notes may not be transferred in the United States other than to an “institutional accredited investor” in compliance with an available exemption from the registration requirements of the Securities Act. All transfers of Convertible Notes will be subject to the prior approval of the Company in order to ensure compliance with applicable securities laws, including the Securities Act.

At or prior to, and as a condition precedent in favor of the Company for, the Closing, each subscriber that is not a U.S. person shall deliver to the Company an IRS Form W-8BEN or W-8BEN-E and each subscriber that is a U.S. person shall deliver to the Company an IRS Form W-9, in each case in form and completed in a manner satisfactory to the Company.

Each subscriber shall irrevocably grant to the Company and its designees an irrevocable proxy and power of attorney, with full power of substitution, with full power and authority in the subscriber’s place and stead to execute and deliver all documents, instruments and agreements, including any lock-up agreement, in such manner and on such terms as is customary, in respect of such subscriber’s equity securities of the Company in respect of the Go-Public Transaction, and to vote all voting securities of the Company hereafter owned or controlled by the subscriber, in such manner as more fully described in the Subscription Agreement.

Hold Period:
The Company is a private company and there is currently no market through which its securities may be sold. Holders may not be able to resell Convertible Notes purchased under this Term Sheet. The Convertible Notes and the securities issuable thereunder may be subject to an indefinite hold period pursuant to applicable securities laws.

Conditions:	The Issue remains subject to receipt of Board approval by the Company and the completion of all customary documentation for transactions of this nature.

Closing Date:	Closing will be on a date or date(s) as the Company may determine.

EXHIBIT D
WIRE INSTRUCTIONS
(see attached)

Incoming Wire Instructions
[***]

FORM A
CANADIAN ACCREDITED INVESTOR STATUS CERTIFICATE
TO BE COMPLETED BY CANADIAN SUBSCRIBERS.
The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.
TO: ASCEND WELLNESS HOLDINGS, LLC (the “Company”)
In connection with the purchase by the undersigned Investor of the Convertible Notes, the Investor, on its own behalf or on behalf of each Disclosed Principal for whom the Investor is acting (collectively, the “Investor”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:
(a)the Investor is resident in or otherwise subject to the securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island or Newfoundland and Labrador;
(b)the Investor is purchasing the Convertible Notes as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;
(c)the Investor is an “accredited investor” within the meaning of NI 45-106 or Section 73.3 of the Securities Act (Ontario) on the basis that the Investor fits within one of the categories of an “accredited investor” reproduced below beside which the Investor has indicated the undersigned belongs to such category;
(d)the Investor was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;
(e)if the Investor is purchasing under category (j), (k) or (l) below, it has completed and signed Exhibit “I” attached hereto; and
(f)upon execution of this Form A by the Investor (and if applicable, Exhibit “I” to Form A), this Form A (and if applicable, Exhibit “I” to Form A) shall be incorporated into and form a part of the Subscription Agreement to which this Form A is attached.
(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or

(ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
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☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)
a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)
an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)
an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds C$1,000,000 (completion of Exhibit “I” is also required);

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds C$5,000,000;

☐	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (completion of Exhibit “I” is also required);

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least C$5,000,000 (completion of Exhibit “I” is also required);

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements;
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☐	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub- paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Québec, the regulator as an accredited investor;

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or

☐	(x)	in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).
***If checking this category (x), please provide a description of how this requirement is met.
For the purposes hereof, the following definitions are included for convenience:
(a)“bank” means a bank named in Schedule I or II of the Bank Act (Canada);
(b)“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;
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(c)“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;
(d)“eligibility adviser” means:
(i)a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and
(ii)in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not
(A)have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and
(B)have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;
(e)“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;
(f)“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(g)“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
(h)“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;
(i)“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.
(j)“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;
(k)“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(l)“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and
(m)“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.
In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.
In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person,
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beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person,unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.
The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Form A is attached) and the Investor acknowledges that this Accredited Investor Status Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Date:	Signed:

Witness (If Investor is an Individual)	Print the name of Investor

Print Name of Witness	If Investor is a Corporation, print name and title of Authorized Signing Officer
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EXHIBIT “I” TO FORM A
FORM FOR INDIVIDUAL ACCREDITED INVESTORS
THIS “EXHIBIT I” TO FORM A IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN FORM A TO WHICH THIS EXHIBIT “I” IS ATTACHED.

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY SUBSCRIBER
1. About your investment
Type of securities: Convertible Note	Issuer: Ascend Wellness Holdings, LLC
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of US$ _____________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment.Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.
Your initials
•Your net income before taxes was more than C$200,000 in each of the 2 most recent calendar years, and you expect it to be more than C$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•Your net income before taxes combined with your spouse’s was more than C$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than C$300,000 in the current calendar year.

A– 6

•Either alone or with your spouse, you own more than C$1 million in cash and securities, after subtracting any debt related to the cash and securities.
•Either alone or with your spouse, you have net assets worth more than C$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY SUBSCRIBER
6. For more information about this investment
Ascend Wellness Holdings, LLC 125 Cambridgepark Drive, Suite 301 Cambridge, MA 02140 Attention: Sarah Levy Email: slevy@awholdings.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:
1.This form does not mandate the use of a specific font size or style but the font must be legible.
2.The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.
A– 7

FORM B
INTERNATIONAL JURISDICTION CERTIFICATE
TO BE COMPLETED BY SUBSCRIBERS WHO ARE RESIDENT OUTSIDE OF CANADA AND THE UNITED STATES
Terms not otherwise defined herein will have the definition ascribed thereto in the Subscription Agreement to which this Form B is attached.
TO: ASCEND WELLNESS HOLDINGS, LLC (the “Company”)
In connection with the purchase by the undersigned Investor of the Convertible Notes, the Investor, on its own behalf or on behalf of each Disclosed Principal for whom the Investor is acting (collectively, the “Investor”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:
(a)the Investor is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the securities regulators having application in the jurisdiction in which the Investor is resident which would apply to the acquisition of the Convertible Notes (the “International Jurisdiction”);
(b)the Investor is purchasing the Convertible Notes pursuant to exemptions from prospectus or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Investor is permitted to purchase the Convertible Notes under the applicable Securities Laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;
(c)the applicable Securities Laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Convertible Notes (or Underlying Securities);
(d)the purchase of the Convertible Notes by the Investor does not trigger:
(i)any obligation of the Company to prepare and file a prospectus, registration statement, offering memorandum or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction;
(ii)any continuous disclosure reporting obligation of the Company in the International Jurisdiction; or
(iii)any registration or other similar obligation on the part of the Company in the International Jurisdiction;
(e)the distribution of the Convertible Notes (and the Underlying Securities) to the Investor by the Company complies with the laws of the International Jurisdiction;
(f)the Investor will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs (b), (c), (d) and (e) above to the satisfaction of the Company, acting reasonably; and
(g)the Investor will not sell, transfer or dispose of the Convertible Notes (or the Underlying Securities) except in accordance with all applicable Securities Laws of the securities regulators in the International Jurisdiction and the Investor acknowledges that the Company shall have no obligation to register any purported sale, transfer or disposition.
B– 1

The foregoing representations, warranties, covenants and certifications contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Form B is attached) and the Investor acknowledges that this international jurisdiction certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations, warranties and certifications shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Date:	Signed:

Witness (If Investor is an Individual)	Print the name of Investor

Print Name of Witness	If Investor is a Corporation, print name and title of Authorized Signatory
B– 2

FORM C
U.S. ACCREDITED INVESTOR CERTIFICATE
Investors that are U.S. Accredited Investors must review and complete the following U.S. Accredited Investor Certificate.
Terms not otherwise defined herein will have the definition ascribed thereto in the Subscription Agreement to which this Form C is attached.
TO: ASCEND WELLNESS HOLDINGS, LLC (the “Company”)
The undersigned (the “Investor”), on behalf of itself and any Disclosed Principal, represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to and with the Company and acknowledges that the Company is relying thereon that:
(a)it (and any Disclosed Principal), alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Convertible Notes and is able, without impairing its financial condition, to hold the Convertible Notes or the Underlying Securities for an indefinite period of time and to bear the economic risks, and withstand a complete loss, of such investment;
(b)it (and any Disclosed Principal) acknowledges that the Convertible Notes and the Underlying Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and will, therefore, be “restricted securities”, as such term is defined under Rule 144(a)(3) under the U.S. Securities Act, and that the offer and sale of the Convertible Notes to it will be made in reliance upon an exemption from registration available to the Company pursuant to Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) thereof;
(c)it is purchasing the Convertible Notes for its own account, or for the account of another U.S. Accredited Investor over which it exercises sole investment discretion, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Convertible Notes or the Underlying Securities in the United States; provided, however, that this paragraph shall not restrict the Investor (and any Disclosed Principal) from selling or otherwise disposing of any of the Convertible Notes or the Underlying Securities pursuant to a registration statement effective under the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;
(d)it (and any Disclosed Principal) is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Investor must mark “S” for the Investor and “DP” for the Disclosed Principal on the appropriate line(s)):

Category 1.	______	A bank, as defined in section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 2.	______	A savings and loan association or other institution as defined in section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3.	______	A broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934, as amended; or

Category 4.	______	An insurance company as defined in section 2(a)(13) of the U.S. Securities Act; or
C–1

Category 5.	______	An investment company registered under the United States Investment Company Act of 1940, as amended; or

Category 6.	______	A business development company as defined in section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

Category 7.	______	A small business investment company licensed by the U.S. Small Business Administration under section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

Category 8.	______
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

Category 9.	______
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

Category 11.	______
An organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000; or

Category 12.	______	Any director or executive officer of the Company; or

Category 13.	______
A natural person (including an Individual Retirement Account (“IRA”) owned by such person) with individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds U.S.$1,000,000;

Note:
(i)person’s primary residence shall not be included as an asset;
(ii)indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(ii)indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

C–2

Category 14.	______
A natural person (including an IRA owned by such person) who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.	______
A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

Category 16.	______	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;
(e)it (and any Disclosed Principal) has not purchased the Convertible Notes as a result of any form of “general solicitation” or “general advertising” (as used in Rule 502(c) of Regulation D under the U.S. Securities Act), including, without limitation, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by “general solicitation” or “general advertising”;
(f)it (and any Disclosed Principal) agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Convertible Notes or the Underlying Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless the transfer is:
(i)pursuant to a registration statement effective under the U.S. Securities Act and applicable state securities laws; or
(ii)pursuant to an exemption from registration under the U.S. Securities Act;
and, in either case, it has furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect;
(g)the Convertible Notes purchased hereunder will be represented by physical certificates and it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Securities and all certificates issued in exchange therefore or in substitution thereof, will bear the legends set forth in the Subscription Agreement;
(h)it (and any Disclosed Principal) has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;
(i)it (and any Disclosed Principal) has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Convertible Notes;
(j)it (and any Disclosed Principal) is aware that (i) purchasing, holding and disposing of the Convertible Notes or the Underlying Securities may have tax consequences under the laws of both Canada and the United States, (ii) the tax consequences for prospective investors who are resident in, or citizens of, the United States are not described in this Subscription Agreement, and (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in the Convertible Notes; in particular, but without limitation, no determination has been made whether the Company is or will be a “passive foreign investment company” within the meaning of section 1297 of the United States Internal Revenue Code of 1986, as amended; and
C–3

(k)it (and any Disclosed Principal) acknowledges that the representations, warranties and covenants contained in this Schedule are made by it with the intent that they may be relied upon by the Company in determining its eligibility to purchase the Convertible Notes. It (and any Disclosed Principal) agrees that by accepting the Convertible Notes, it shall be representing and warranting that the representations and warranties above are true as at the Closing and as at the date of conversion of Convertible Notes for the Underlying Securities with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of the Convertible Notes and shall continue in full force and effect notwithstanding any subsequent disposition by it of the Convertible Notes.
The Investor undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Investor (and any Disclosed Principal) set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print of Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing
C–4

FORM D
W-8BEN (Non U.S. Individuals)
W-8BEN-E (Non U.S. Entities)
(see attached)

Form W-8BEN	Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)	OMB No. 1545-1621
(Rev. July 2017)	► For use by individuals. Entities must use Form W-8BEN-E.
► Go to www.irs.gov/FormW8BEN for instructions and the latest information.
Department of the Treasury Internal Revenue Service	► Give this form to the withholding agent or payer. Do not send to the IRS.
Do NOT use this form if:		Instead, use Form:
•You are NOT an individual		W-8BEN-E
•You are a U.S. citizen or other U.S. person, including a resident alien individual		W-9
•You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)		W-8ECI
•You are a beneficial owner who is receiving compensation for personal services performed in the United States		8233 or W-4
•You are a person acting as an intermediary		W-8IMY
Note: If you are resident in a FATCA partner jurisdiction (i.e., a Model 1 IGA jurisdiction with reciprocity), certain tax account information may be provided to your jurisdiction of residence.

Part I	Identification of Beneficial Owner (see instructions)
1	Name of individual who is the beneficial owner		2	Country of citizenship

3	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code where appropriate.				Country

4	Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.				Country

5	U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)		6	Foreign tax identifying number (see instructions)

7	Reference number(s) (see instructions)	8	Date of birth (MM-DD-YYYY) (see instructions)

Part II	Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

9	I certify that the beneficial owner is a resident of_____________________________ within the meaning of the income tax treaty between the United States and that country.
10
Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article and paragraph____________________ of the treaty identified on line 9 above to claim a____% rate of withholding on (specify type of income):_____________________________________________________________________ Explain the additional conditions in the Article and paragraph the beneficial owner meets to be eligible for the rate of withholding: ____________ ____________________________________________________________________________________________________

Part II	Certification
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
•I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself for chapter 4 purposes,

•The person named on line 1 of this form is not a U.S. person
•The income to which this form relates is:
(a) not effectively connected with the conduct of a trade or business in the United States,
(b) effectively connected but is not subject to tax under an applicable income tax treaty, or
(c) the partner’s share of a partnership's effectively connected income,

•The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and

•For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.

Sign Here
	Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)
	Print name of signer	Capacity in which acting (if form is not signed by beneficial owner)

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 7-2017)

Form W-8BEN-E
Certificate of Foreign Status of Beneficial Owner for
United States Tax Withholding and Reporting (Entities)
► For use by entities. Individuals must use Form W-8BEN. ► Section references are to the Internal Revenue Code
► Go to www.irs.gov/FormW8BENE for instructions and the latest information.
► Give this form to the withholding agent or payer. Do not send to the IRS.
OMB No. 1545-1621
(Rev. July 2017)
Department of the Treasury Internal Revenue Service
Do NOT use this form if:	Instead, use Form:
•U.S. entity or U.S. citizen or resident	W-9
•A foreign individual	W-8BEN (Individual) or From 8233
•A foreign individual or entity claiming that income is effectively connected with the conduct of trade or business within the U.S. (unless claiming treaty benefits) .	W-8ECI
•A foreign partnership, a foreign simple trust, or a foreign grantor trust (unless claiming treaty benefits) (see instructions for exceptions)	W-8IMY
•A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming that income is effectively connected U.S. income or that is claiming the applicability of section(s) 115(2),
W-8ECI or W-8EXP
•Any person acting as an intermediary (including a qualified intermediary acting as a qualified derivatives dealer)	W-8IMY

Part I	Identification of Beneficial Owner
1	Name of organization that is the beneficial owner	2	Country of incorporation or organization
3	Name of disregarded entity receiving the payment (if applicable, see instructions)

4	Chapter 3 Status (entity type) (Must check one box only):		☐ Corporation	☐ Disregarded entity	☐ Partnership
	☐ Simple trust	☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government
	☐ Central Bank of Issue	☐ Tax-exempt organization	☐ Private foundation	☐ International organization
	If you entered disregarded entity, partnership, simple trust, or grantor trust above, is the entity a hybrid making a treaty claim? If "Yes" complete Part III.			☐ Yes ☐ No

5	Chapter 4 Status (FATCA status) (See instructions for details and complete the certification below for the entity's applicable status.)
	☐	Nonparticipating FFI (including an FFI related to a Reporting IGA FFI other than a deemed-compliant FFI, participating FFI, or exempt beneficial owner).	☐	Nonreporting IGA FFI. Complete Part XII.
			☐	Foreign government, government of a U.S. possession, or foreign central bank of issue. Complete Part XIII.
	☐	Participating FFI.	☐	International organization. Complete Part XIV.
	☐	Reporting Model 1 FFI.	☐	Exempt retirement plans. Complete Part XV.
	☐	Reporting Model 2 FFI.	☐	Entity wholly owned by exempt beneficial owners. Complete Part XVI
	☐	Registered deemed-compliant FFI (other than a reporting Model 1 FFI, sponsored FFI, or nonreporting IGA FFI covered in Part XII). See instructions.	☐	Territory financial institution. Complete Part XVII.
			☐	Excepted nonfinancial group entity. Complete Part XVIII.
			☐	Excepted nonfinancial start-up company. Complete Part XIX.
	☐	Sponsored FFI. Complete Part IV.	☐	Excepted nonfinancial entity in liquidation or bankruptcy. Complete Part XX.
	☐	Certified deemed-compliant nonregistering local bank. Complete Part V.	☐	501(c) organization. Complete Part XXI.
	☐	Certified deemed-compliant FFI with only low-value accounts. Complete Part VI.	☐	Nonprofit organization. Complete Part XXII.
			☐	Publicly traded NFFE or NFFE affiliate of a publicly traded corporation. Complete Part XXIII.
	☐	Certified deemed-compliant sponsored, closely held investment vehicle. Complete Part VII.	☐	Excepted territory NFFE. Complete Part XXIV.
	☐	Certified deemed-compliant limited life debt investment entity. Complete Part VIII.	☐	Active NFFE. Complete Part XXV.
			☐	Passive NFFE. Complete Part XXVI.
	☐	Certain investment entities that do not maintain financial accounts. Complete Part IX.	☐	Excepted inter-affiliate FFI. Complete Part XXVII.
			☐	Direct reporting NFFE.
	☐	Owner-documented FFI. Complete Part X.	☐	Sponsored direct reporting NFFE. Complete Part XXVIII.
	☐	Restricted distributor. Complete Part XI.	☐	Account that is not a financial account.

6	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address (other than a registered address).
	City or town, state or province. Include postal code where appropriate.			Country
7	Mailing address (if different from above)
	City or town, state or province. Include postal code where appropriate.			Country
8	U.S. taxpayer identification number (ITIN), if required	9a	GIIN	b	Foreign TIN
10	Reference number(s) (see instructions)

Note: Please complete remainder of the form including signing the form in Part XXX.
For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 59689N	Form W-8BEN-E (Rev. 7-2017)

From W-8BEN-E (Rev. 7-2017)					Page 2
Part II	Disregarded Entity or Branch Receiving Payment. (Complete only if a disregarded entity with a GIIN or a branch of an FFI in a country other than the FFI's country of residence. See instructions.)

11	Chapter 4 Status (FATCA status) of disregarded entity or branch receiving payment
	☐ Branch treated as nonparticipating FFI.	☐	Reporting Model 1 FFI.	☐	U.S. Branch.
	☐ Participating FFI.	☐	Reporting Model 2 FFI.
12	Address of disregarded entity or branch (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address (other than a registered address).
City or town, state or province. Include postal code where appropriate.
Country
13	GIIN (if any)

Part III	Claim of Tax Treaty Benefits (if applicable). (For chapter 3 purposes only.
14	I certify that (check all that apply):
a	☐	The beneficial owner is a resident of_________________________________________________________ within the meaning of the income tax treaty between the United States and that country.
b	☐
The beneficial owner derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits. The following are types of limitation on benefits provisions that may be included in an applicable tax treaty (check only one; see instructions):

	☐	Government	☐	Company that meets the ownership and base erosion test
	☐	Tax exempt pension trust or pension fund	☐	Company that meets the derivative benefits test
	☐	Other tax exempt organization	☐	Company with an item of income that meets active trade or business test
	☐	Publicly traded corporation	☐	Favorable discretionary determination by the U.S. competent authority received
	☐	Subsidiary of a publicly traded corporation	☐	Other (specify Article and paragraph):___________________________________________
c	☐
The beneficial owner is claiming treaty benefits for U.S. source dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation and meets qualified resident status (see instructions).

15	Special rates and conditions (if applicable—see instructions):

The beneficial owner is claiming the provisions of Article and paragraph_________________________________________________________________ of the treaty identified on line 14a above to claim a_________________% rate of withholding on (specify type of income):________________________ Explain the additional conditions in the Article the beneficial owner meets to be eligible for the rate of withholding:______________________________

____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________

Part IV	Sponsored FFI
16	Name of sponsoring entity:______________________________________________________________________________________________________
17	Check whichever box applies.
☐ I certify that the entity identified in Part I:
•Is an investment entity;
•Is not a QI, WP (except to the extent permitted in the withholding foreign partnership agreement), or WT; and
•Has agreed with the entity identified above (that is not a nonparticipating FFI) to act as the sponsoring entity for this entity.
☐ I certify that the entity identified in Part I:
•Is a controlled foreign corporation as defined in section 957(a);
•Is not a QI, WP, or WT;
•Is wholly owned, directly or indirectly, by the U.S. financial institution identified above that agrees to act as the sponsoring entity for this entity; and

•Shares a common electronic account system with the sponsoring entity (identified above) that enables the sponsoring entity to identify all account holders and payees of the entity and to access all account and customer information maintained by the entity including, but not limited to, customer identification information, customer documentation, account balance, and all payments made to account holders or payees.

Form W-8BEN-E (Rev. 7-2017)

Form W-8BEN-E (Rev. 7-2017)	Page 3
Part V	Certified Deemed-Compliant Nonregistering Local Bank
18	☐ I certify that the FFI identified in Part I:
•Operates and is licensed solely as a bank or credit union (or similar cooperative credit organization operated without profit) in its country of incorporation or organization;

•Engages primarily in the business of receiving deposits from and making loans to, with respect to a bank, retail customers unrelated to such bank and, with respect to a credit union or similar cooperative credit organization, members, provided that no member has a greater than 5%interest in such credit union or cooperative credit organization;

•Does not solicit account holders outside its country of organization;

•Has no fixed place of business outside such country (for this purpose, a fixed place of business does not include a location that is not advertised to the public and from which the FFI performs solely administrative support functions);

• Has no more than $175 million in assets on its balance sheet and, if it is a member of an expanded affiliated group, the group has no more than $500 million in total assets on its consolidated or combined balance sheets; and

•Does not have any member of its expanded affiliated group that is a foreign financial institution, other than a foreign financial institution that is incorporated or organized in the same country as the FFI identified in Part I and that meets the requirements set forth in this part.

Part VI	Certified Deemed-Compliant FFI with Only Low-Value Accounts
19	☐ I certify that the FFI identified in Part I:

•Is not engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, notional principal contracts, insurance or annuity contracts, or any interest (including a futures or forward contract or option) in such security, partnership interest, commodity, notional principal contract, insurance contract or annuity contract;

•No financial account maintained by the FFI or any member of its expanded affiliated group, if any, has a balance or value in excess of $50,000 (as determined after applying applicable account aggregation rules); and

•Neither the FFI nor the entire expanded affiliated group, if any, of the FFI, have more than $50 million in assets on its consolidated or combined balance sheet as of the end of its most recent accounting year.

Part VII	Certified Deemed-Compliant Sponsored, Closely Held Investment Vehicle
20	Name of sponsoring entity:______________________________________________________________________________________________________
21	☐ I certify that the entity identified in Part I:
•Is an FFI solely because it is an investment entity described in Regulations section 1.1471-5(e)(4);
•Is not a QI, WP, or WT;
•Will have all of its due diligence, withholding, and reporting responsibilities (determined as if the FFI were a participating FFI) fulfilled by the sponsoring entity identified on line 20; and

•20 or fewer individuals own all of the debt and equity interests in the entity (disregarding debt interests owned by U.S. financial institutions, participating FFIs, registered deemed-compliant FFIs, and certified deemed-compliant FFIs and equity interests owned by an entity if that entity owns 100% of the equity interests in the FFI and is itself a sponsored FFI).

Part VIII	Certified Deemed-Compliant Limited Life Debt Investment Entity
22	☐ I certify that the entity identified in Part I:
•Was in existence as of January 17, 2013;
•Issued all classes of its debt or equity interests to investors on or before January 17, 2013, pursuant to a trust indenture or similar agreement; and

•Is certified deemed-compliant because it satisfies the requirements to be treated as a limited life debt investment entity (such as the restrictions with respect to its assets and other requirements under Regulations section 1.1471-5(f)(2)(iv)).

Part IX	Certain Investment Entities that Do Not Maintain Financial Accounts
23	☐ I certify that the entity identified in Part I:
•Is a financial institution solely because it is an investment entity described in Regulations section 1.1471-5(e)(4)(i)(A), and
•Does not maintain financial accounts

Part X	Owner-Documented FFI
Note:This status only applies if the U.S. financial institution, participating FFI, or reporting Model 1 FFI to which this form is given has agreed that it will treat the FFI as an owner-documented FFI (see instructions for eligibility requirements). In addition, the FFI must make the certifications below

24a	☐ (All owner-documented FFIs check here) I certify that the FFI identified in Part I:
•Does not act as an intermediary;
•Does not accept deposits in the ordinary course of a banking or similar business;
•Does not hold, as a substantial portion of its business, financial assets for the account of others;
•Is not an insurance company (or the holding company of an insurance company) that issues or is obligated to make payments with respect to a financial account;

•Is not owned by or in an expanded affiliated group with an entity that accepts deposits in the ordinary course of a banking or similar business, holds, as a substantial portion of its business, financial assets for the account of others, or is an insurance company (or the holding company of an insurance company) that issues or is obligated to make payments with respect to a financial account;

•Does not maintain a financial account for any nonparticipating FFI; and

•Does not have any specified U.S. persons that own an equity interest or debt interest (other than a debt interest that is not a financial account or that has a balance or value not exceeding $50,000) in the FFI other than those identified on the FFI owner reporting statement.

•Does not have any specified U.S. persons that own an equity interest or debt interest (other than a debt interest that is not a financial account or that has a balance or value not exceeding $50,000) in the FFI other than those identified on the FFI owner reporting statement.

Form W-8BEN-E (Rev. 7-2017)

Form W-8BEN-E (Rev. 7-2017)	Page 4
Part X	Owner-Documented FFI (continued)
Check box 24b or 24c, whichever applies.
b	☐ I certify that the FFI identified in Part I:
•Has provided, or will provide, an FFI owner reporting statement that contains:

(i)The name, address, TIN (if any), chapter 4 status, and type of documentation provided (if required) of every individual and specified U.S. person that owns a direct or indirect equity interest in the owner-documented FFI (looking through all entities other than specified U.S. persons);

(ii)The name, address, TIN (if any), and chapter 4 status of every individual and specified U.S. person that owns a debt interest in the owner-documented FFI (including any indirect debt interest, which includes debt interests in any entity that directly or indirectly owns the payee or any direct or indirect equity interest in a debt holder of the payee) that constitutes a financial account in excess of $50,000 (disregarding all such debt interests owned by participating FFIs, registered deemed-compliant FFIs, certified deemed- compliant FFIs, excepted NFFEs, exempt beneficial owners, or U.S. persons other than specified U.S. persons); and

(iii)Any additional information the withholding agent requests in order to fulfill its obligations with respect to the entity.
•Has provided, or will provide, valid documentation meeting the requirements of Regulations section 1.1471-3(d)(6)(iii) for each person identified in the FFI owner reporting statement.
c	☐ I certify that the FFI identified in Part I has provided, or will provide, an auditor's letter, signed within 4 years of the date of payment,from an independent accounting firm or legal representative with a location in the United States stating that the firm or representative has reviewed the FFI's documentation with respect to all of its owners and debt holders identified in Regulations section 1.1471-3(d)(6)(iv)(A)(2), and that the FFI meets all the requirements to be an owner-documented FFI. The FFI identified in Part I has also provided, or will provide, an FFI owner reporting statement of its owners that are specified U.S. persons and Form(s) W-9, with applicable waivers

Check box 24d if applicable (optional, see instructions).
d	☐ I certify that the entity identified on line 1 is a trust that does not have any contingent beneficiaries or designated classes with unidentified beneficiaries.

Part XI	Restricted Distributor
25a	☐ (All restricted distributors check here) I certify that the entity identified in Part I:
•Operates as a distributor with respect to debt or equity interests of the restricted fund with respect to which this form is furnished;
•Provides investment services to at least 30 customers unrelated to each other and less than half of its customers are related to each other;
•Is required to perform AML due diligence procedures under the anti-money laundering laws of its country of organization (which is an FATF- compliant jurisdiction);

•Operates solely in its country of incorporation or organization, has no fixed place of business outside of that country, and has the same country of incorporation or organization as all members of its affiliated group, if any;

•Does not solicit customers outside its country of incorporation or organization;
•Has no more than $175 million in total assets under management and no more than $7 million in gross revenue on its income statement for the most recent accounting year;

•Is not a member of an expanded affiliated group that has more than $500 million in total assets under management or more than $20 million in gross revenue for its most recent accounting year on a combined or consolidated income statement; and

•Does not distribute any debt or securities of the restricted fund to specified U.S. persons, passive NFFEs with one or more substantial U.S. owners, or nonparticipating FFIs.
Check box 25b or 25c, whichever applies.
I further certify that with respect to all sales of debt or equity interests in the restricted fund with respect to which this form is furnished that are made after December 31, 2011, the entity identified in Part I:
b
☐ Has been bound by a distribution agreement that contained a general prohibition on the sale of debt or securities to U.S. entities and U.S. resident individuals and is currently bound by a distribution agreement that contains a prohibition of the sale of debt or securities to any specified U.S. person, passive NFFE with one or more substantial U.S. owners, or nonparticipating FFI.

c
☐ Is currently bound by a distribution agreement that contains a prohibition on the sale of debt or securities to any specified U.S. person,passive NFFE with one or more substantial U.S. owners, or nonparticipating FFI and, for all sales made prior to the time that such arestriction was included in its distribution agreement, has reviewed all accounts related to such sales in accordance with the proceduresidentified in Regulations section 1.1471-4(c) applicable to preexisting accounts and has redeemed or retired any, or caused the restrictedfund to transfer the securities to a distributor that is a participating FFI or reporting Model 1 FFI securities which were sold to specified U.S.persons, passive NFFEs with one or more substantial U.S. owners, or nonparticipating FFIs.

Form W-8BEN-E (Rev. 7-2017)

Form W-8BEN-E (Rev. 7-2017)	Page 5

Part XII	Nonreporting IGA FFI
26
☐ I certify that the entity identified in Part I:
Meets the requirements to be considered a nonreporting financial institution pursuant to an applicable IGA between the United States and
____________________________________________________________. The applicable IGA is a ¨ Model 1 IGA or a ¨ Model 2 IGA; and
is treated as a _______________________________________________________ under the provisions of the applicable IGA or Treasury regulations
(if applicable, see instructions);
If you are a trustee documented trust or a sponsored entity, provide the name of the trustee or sponsor .
The trustee is: ☐ U.S. ☐ Foreign

Part XIII		Foreign Government, Government of a U.S. Possession, or Foreign Central Bank of Issue
27	☐
certify that the entity identified in Part I is the beneficial owner of the payment, and is not engaged in commercial financial activities of a type engaged in by an insurance company, custodial institution, or depository institution with respect to the payments, accounts, or obligations for which this form is submitted (except as permitted in Regulations section 1.1471-6(h)(2)).

Part XIV	International Organization
Check box 28a or 28b, whichever applies.
28a	☐ I certify that the entity identified in Part I is an international organization described in section 7701(a)(18).
b	☐ I certify that the entity identified in Part I:
• Is comprised primarily of foreign governments;

• Is recognized as an intergovernmental or supranational organization under a foreign law similar to the International Organizations Immunities
Act or that has in effect a headquarters agreement with a foreign government;

• The benefit of the entity's income does not inure to any private person; and

• Is the beneficial owner of the payment and is not engaged in commercial financial activities of a type engaged in by an insurance company, custodial institution, or depository institution with respect to the payments, accounts, or obligations for which this form is submitted (except as permitted in Regulations section 1.1471-6(h)(2)).

Part XV	Exempt Retirement Plans
Check box 29a, b, c, d, e, or f, whichever applies.
29a	☐ I certify that the entity identified in Part I:
• Is established in a country with which the United States has an income tax treaty in force (see Part III if claiming treaty benefits);
• Is operated principally to administer or provide pension or retirement benefits; and

• Is entitled to treaty benefits on income that the fund derives from U.S. sources (or would be entitled to benefits if it derived any such income)
as a resident of the other country which satisfies any applicable limitation on benefits requirement.

b	☐ I certify that the entity identified in Part I:

• Is organized for the provision of retirement, disability, or death benefits (or any combination thereof) to beneficiaries that are former employees of one or more employers in consideration for services rendered;

• No single beneficiary has a right to more than 5% of the FFI's assets;
• Is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which the fund is established or operated; and

(i)Is generally exempt from tax on investment income under the laws of the country in which it is established or operates due to its status as a retirement or pension plan;
(ii)Receives at least 50% of its total contributions from sponsoring employers (disregarding transfers of assets from other plans described in this part, retirement and pension accounts described in an applicable Model 1 or Model 2 IGA, other retirement funds described in an applicable Model 1 or Model 2 IGA, or accounts described in Regulations section 1.1471-5(b)(2)(i)(A));
(iii)Either does not permit or penalizes distributions or withdrawals made before the occurrence of specified events related to retirement, disability, or death (except rollover distributions to accounts described in Regulations section 1.1471-5(b)(2)(i)(A) (referring to retirement and pension accounts), to retirement and pension accounts described in an applicable Model 1 or Model 2 IGA, or to other retirement funds described in this part or in an applicable Model 1 or Model 2 IGA); or
(iv)Limits contributions by employees to the fund by reference to earned income of the employee or may not exceed $50,000 annually.

c	☐ I certify that the entity identified in Part I:

• Is organized for the provision of retirement, disability, or death benefits (or any combination thereof) to beneficiaries that are former employees of one or more employers in consideration for services rendered;

• Has fewer than 50 participants;
• Is sponsored by one or more employers each of which is not an investment entity or passive NFFE;

• Employee and employer contributions to the fund (disregarding transfers of assets from other plans described in this part, retirement and pension accounts described in an applicable Model 1 or Model 2 IGA, or accounts described in Regulations section 1.1471-5(b)(2)(i)(A)) are limited by reference to earned income and compensation of the employee, respectively;

• Participants that are not residents of the country in which the fund is established or operated are not entitled to more than 20% of the fund's assets; and
• Is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which the fund is established or operates.
Form W-8BEN-E (Rev. 7-2017)

Form W-8BEN-E (Rev. 7-2017)	Page 6

Part XV	Exempt Retirement Plans (continued)
d
☐ I certify that the entity identified in Part I is formed pursuant to a pension plan that would meet the requirements of section 401(a), other than the requirement that the plan be funded by a trust created or organized in the United States.

e
☐ I certify that the entity identified in Part I is established exclusively to earn income for the benefit of one or more retirement funds described in this part or in an applicable Model 1 or Model 2 IGA, or accounts described in Regulations section 1.1471-5(b)(2)(i)(A) (referring to retirement and pension accounts), or retirement and pension accounts described in an applicable Model 1 or Model 2 IGA.

f	☐ I certify that the entity identified in Part I:

• Is established and sponsored by a foreign government, international organization, central bank of issue, or government of a U.S. possession (each as defined in Regulations section 1.1471-6) or an exempt beneficial owner described in an applicable Model 1 or Model 2 IGA to provide retirement, disability, or death benefits to beneficiaries or participants that are current or former employees of the sponsor (or persons designated by such employees); or

• Is established and sponsored by a foreign government, international organization, central bank of issue, or government of a U.S. possession (each as defined in Regulations section 1.1471-6) or an exempt beneficial owner described in an applicable Model 1 or Model 2 IGA to provide retirement, disability, or death benefits to beneficiaries or participants that are not current or former employees of such sponsor, but are in consideration of personal services performed for the sponsor.

Part XVI	Entity Wholly Owned by Exempt Beneficial Owners
30	☐ I certify that the entity identified in Part I:
• Is an FFI solely because it is an investment entity;
• Each direct holder of an equity interest in the investment entity is an exempt beneficial owner described in Regulations section 1.1471-6 or in an applicable Model 1 or Model 2 IGA;

• Each direct holder of a debt interest in the investment entity is either a depository institution (with respect to a loan made to such entity) or an exempt beneficial owner described in Regulations section 1.1471-6 or an applicable Model 1 or Model 2 IGA.

• Has provided an owner reporting statement that contains the name, address, TIN (if any), chapter 4 status, and a description of the type of documentation provided to the withholding agent for every person that owns a debt interest constituting a financial account or direct equity interest in the entity; and

• Has provided documentation establishing that every owner of the entity is an entity described in Regulations section 1.1471-6(b), (c), (d), (e), (f) and/or (g) without regard to whether such owners are beneficial owners.

Part XVII	Territory Financial Institution
31	☐ I certify that the entity identified in Part I is a financial institution (other than an investment entity) that is incorporated or organized under the laws of a possession of the United States.

Part XVIII	Excepted Nonfinancial Group Entity
32	☐ I certify that the entity identified in Part I:.
• Is a holding company, treasury center, or captive finance company and substantially all of the entity's activities are functions described in Regulations section 1.1471-5(e)(5)(i)(C) through (E);
• Is a member of a nonfinancial group described in Regulations section 1.1471-5(e)(5)(i)(B);
• Is not a depository or custodial institution (other than for members of the entity's expanded affiliated group); and

• Does not function (or hold itself out) as an investment fund, such as a private equity fund, venture capital fund, leveraged buyout fund, or any investment vehicle with an investment strategy to acquire or fund companies and then hold interests in those companies as capital assets for investment purposes.

Part XIX	Excepted Nonfinancial Start-Up Company
33	☐ I certify that the entity identified in Part I:

• Was formed on (or, in the case of a new line of business, the date of board resolution approving the new line of business) _______________________
(date must be less than 24 months prior to date of payment);

• Is not yet operating a business and has no prior operating history or is investing capital in assets with the intent to operate a new line of business other than that of a financial institution or passive NFFE;

• Is investing capital into assets with the intent to operate a business other than that of a financial institution; and

• Does not function (or hold itself out) as an investment fund, such as a private equity fund, venture capital fund, leveraged buyout fund, or any investment vehicle whose purpose is to acquire or fund companies and then hold interests in those companies as capital assets for investment purposes.

Part XX	Excepted Nonfinancial Entity in Liquidation or Bankruptcy
34	☐ I certify that the entity identified in Part I:
• Filed a plan of liquidation, filed a plan of reorganization, or filed for bankruptcy on ______________________________________________________;
• During the past 5 years has not been engaged in business as a financial institution or acted as a passive NFFE;
• Is either liquidating or emerging from a reorganization or bankruptcy with the intent to continue or recommence operations as a nonfinancial entity; and
• Has, or will provide, documentary evidence such as a bankruptcy filing or other public documentation that supports its claim if it remains in bankruptcy or liquidation for more than 3 years.
Form W-8BEN-E (Rev. 7-2017)

Form W-8BEN-E (Rev. 7-2017)	Page 7

Part XXI	501(c) Organization
35	☐ I certify that the entity identified in Part I is a 501(c) organization that:

•Has been issued a determination letter from the IRS that is currently in effect concluding that the payee is a section 501(c) organization that is dated______________________ ; or
•Has provided a copy of an opinion from U.S. counsel certifying that the payee is a section 501(c) organization (without regard to whether the payee is a foreign private foundation)

Part XXII	Nonprofit Organization
36	☐ I certify that the entity identified in Part I is a nonprofit organization that meets the following requirements.

•The entity is established and maintained in its country of residence exclusively for religious, charitable, scientific, artistic, cultural or educational purposes;The entity is exempt from income tax in its country of residence;
•The entity has no shareholders or members who have a proprietary or beneficial interest in its income or assets;
•Neither the applicable laws of the entity's country of residence nor the entity's formation documents permit any income or assets of the entity to be distributed to, or applied for the benefit of, a private person or noncharitable entity other than pursuant to the conduct of the entity's charitable activities or as payment of reasonable compensation for services rendered or payment representing the fair market value of property which the entity has purchased; and
•The applicable laws of the entity's country of residence or the entity's formation documents require that, upon the entity's liquidation or dissolution, all of its assets be distributed to an entity that is a foreign government, an integral part of a foreign government, a controlled entity of a foreign government, or another organization that is described in this part or escheats to the government of the entity's country of residence or any political subdivision thereof

Part XXIII	Publicly Traded NFFE or NFFE Affiliate of a Publicly Traded Corporation
Check box 37a or 37b, whichever applies.Check box 37a or 37b, whichever applies.
37a	☐ I certify that:

•The entity identified in Part I is a foreign corporation that is not a financial institution; and
•The stock of such corporation is regularly traded on one or more established securities markets, including____________________(name one securities exchange upon which the stock is regularly traded).

b	☐ I certify that:

•The entity identified in Part I is a foreign corporation that is not a financial institution;
•The entity identified in Part I is a member of the same expanded affiliated group as an entity the stock of which is regularly traded on an established securities market;
•The name of the entity, the stock of which is regularly traded on an established securities market, is _________________________;and
•The name of the securities market on which the stock is regularly traded is_____________________.

Part XXIV	Excepted Territory NFFE
38	☐ I certify that:

•The entity identified in Part I is an entity that is organized in a possession of the United States;
•The entity identified in Part I:
(i)Does not accept deposits in the ordinary course of a banking or similar business;
(ii)Does not hold, as a substantial portion of its business, financial assets for the account of others; or
(iii)Is not an insurance company (or the holding company of an insurance company) that issues or is obligated to make payments with respect to a financial account; and
•All of the owners of the entity identified in Part I are bona fide residents of the possession in which the NFFE is organized or incorporated.

Part XXV	Active NFFE
39	☐ I certify that:

•The entity identified in Part I is a foreign entity that is not a financial institution;
•Less than 50% of such entity's gross income for the preceding calendar year is passive income; and
•Less than 50% of the assets held by such entity are assets that produce or are held for the production of passive income (calculated as a weighted average of the percentage of passive assets measured quarterly) (see instructions for the definition of passive income)

Part XXVI	Passive NFFE
40a
☐ I certify that the entity identified in Part I is a foreign entity that is not a financial institution (other than an investment entity organized in a possession of the United States) and is not certifying its status as a publicly traded NFFE (or affiliate), excepted territory NFFE, active
NFFE, direct reporting NFFE, or sponsored direct reporting NFFE.

Check box 40b or 40c, whichever applies.
b	☐ I further certify that the entity identified in Part I has no substantial U.S. owners (or, if applicable, no controlling U.S. persons); or
c	☐ I further certify that the entity identified in Part I has provided the name, address, and TIN of each substantial U.S. owner (or, if applicable, controlling U.S. person) of the NFFE in Part XXIX

Form W-8BEN-E (Rev. 7-2017)

Form W-8BEN-E (Rev. 7-2017)	Page 8

Part XXVII	Excepted Inter-Affiliate FFI
41	☐ I certify that the entity identified in Part I:

•Is a member of an expanded affiliated group;
•Does not maintain financial accounts (other than accounts maintained for members of its expanded affiliated group);
•Does not make withholdable payments to any person other than to members of its expanded affiliated group;
•Does not hold an account (other than depository accounts in the country in which the entity is operating to pay for expenses) with or receive payments from any withholding agent other than a member of its expanded affiliated group; and
•Has not agreed to report under Regulations section 1.1471-4(d)(2)(ii)(C) or otherwise act as an agent for chapter 4 purposes on behalf of any financial institution, including a member of its expanded affiliated group

Part XXVIII	Sponsored Direct Reporting NFFE (see instructions for when this is permitted)
42	Name of sponsoring entity:_______________________________________
43	☐ I certify that the entity identified in Part I is a direct reporting NFFE that is sponsored by the entity identified on line 42.

Part XXIX	Substantial U.S. Owners of Passive NFFE
As required by Part XXVI, provide the name, address, and TIN of each substantial U.S. owner of the NFFE. Please see the instructions for a definition of substantial U.S. owner. If providing the form to an FFI treated as a reporting Model 1 FFI or reporting Model 2 FFI, an NFFE may also use this part for reporting its controlling U.S. persons under an applicable IGA.

Name	Address	TIN

Part XXX	Certification
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

•The entity identified on line 1 of this form is the beneficial owner of all the income to which this form relates, is using this form to certify its status for chapter 4 purposes, or is a merchant submitting this form for purposes of section 6050W;
•The entity identified on line 1 of this form is not a U.S. person;
•The income to which this form relates is: (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income; and
•For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which the entity on line 1 is the beneficial owner or any withholding agent that can disburse or make payments of the income of which the entity on line 1 is the beneficial owner.
I agree that I will submit a new form within 30 days if any certification on this form becomes incorrect.

Sign Here
	Signature of individual authorized to sign for beneficial owner	Print Name	Date (MM-DD-YYYY)

☐ I certify that I have the capacity to sign for the entity identified on line 1 of this form.

Form W-8BEN-E (Rev. 7-2017)

FORM E
W-9
(U.S. Persons – individuals or entities)
(see attached)

Form W-9	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
(Rev. October 2018) Department of the Treasury Internal Revenue Service
► Go to www.irs.gov/FormW9 for instructions and the latest information.
Print or type. See Specific Instructions on page 3.	1Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2Business name/disregarded entity name, if different from above

3Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.
☐ Individual/sole proprietor or ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate single-member LLC
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► _______
Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.
☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)_______
Exemption from FATCA reporting code (if any)_______
(Applies to accounts maintained outside the U.S.)

5Address (number, street, and apt. or suite no.) See instructions.	Requester’s name and address (optional)

6City, state, and ZIP code

7List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.
Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.
Social security number
			-	-
or
Employer identification number
-

Part II	Certification
Under penalties of perjury, I certify that:
1.The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.I am a U.S. citizen or other U.S. person (defined below); and
4.The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. Person ►	Date ►

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.
Purpose of Form
An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.
• Form 1099-INT (interest earned or paid)

•Form 1099-DIV (dividends, including those from stocks or mutual funds)
•Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
•Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
•Form 1099-S (proceeds from real estate transactions)
•Form 1099-K (merchant card and third party network transactions)
•Form 1098 (home mortgage interest), 1098-E (student loan interest),1098-T (tuition)
•Form 1099-C (canceled debt)
•Form 1099-A (acquisition or abandonment of secured property)
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W–9 (Rev. 10-2018)	Page 2
By signing the filled-out form, you:
1.Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2.Certify that you are not subject to backup withholding, or
3.Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4.Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.
Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
•An individual who is a U.S. citizen or U.S. resident alien;
•A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
•An estate (other than a foreign estate); or
•A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.
•In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
•In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
•In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.
1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2.The treaty article addressing the income.
3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4.The type and amount of income that qualifies for the exemption from tax.
5.Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Backup Withholding
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1.You do not furnish your TIN to the requester,
2.You do not certify your TIN when required (see the instructions for Part II for details),
3.The IRS tells the requester that you furnished an incorrect TIN,
4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5.You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.
Also see Special rules for partnerships, earlier.
What is FATCA Reporting?
The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W–9 (Rev. 10-2018)	Page 3
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Line 1
You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.
If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.
a.Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.
Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.
b.Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.
c.Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.
d.Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.
e.Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.
Line 2
If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.
Line 3
Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)	THEN check the box for
•Corporation	Corporation
•Individual •Sole proprietorship, or •Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC
•LLC treated as a partnership for U.S. federal tax purposes,
•LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
•Partnership	Partnership
•Trust/estate	Trust/estate
Line 4, Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.
Exempt payee code.
•Generally, individuals (including sole proprietors) are not exempt from backup withholding.
•Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
•Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
•Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.
The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.
1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2—The United States or any of its agencies or instrumentalities
3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4—A foreign government or any of its political subdivisions, agencies, or instrumentalities
5—A corporation
6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7—A futures commission merchant registered with the Commodity Futures Trading Commission
8—A real estate investment trust
9—An entity registered at all times during the tax year under the Investment Company Act of 1940
10—A common trust fund operated by a bank under section 584(a)
11—A financial institution
12—A middleman known in the investment community as a nominee or custodian
13—A trust exempt from tax under section 664 or described in section 4947

Form W–9 (Rev. 10-2018)	Page 4
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,0001	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.
A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B—The United States or any of its agencies or instrumentalities
C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G—A real estate investment trust
H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581
K—A broker
L—A trust exempt from tax under section 664 or described in section
4947(a)(1)
M—A tax exempt trust under a section 403(b) plan or section 457(g) plan
Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.
Line 5
Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.
Line 6
Enter your city, state, and ZIP code.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.
If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.
Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W–9 (Rev. 10-2018)	Page 5
1.Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2.Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3.Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4.Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

For this Type of account:	Give name and SSN of:
1.Individual	The individual
2.Two or more individuals (Joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.Custodial account of a minor (Uniform Gift to Minors Act)	The Minor[2]
5.a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
6.Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this Type of account:	Give name and SSN of:
8.Disregarded entity not owned by an individual	The owner
9.A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other taxexempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee

For this Type of account:	Give name and SSN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B)	The trust
1 List first and circle the name of the person whose number you furnish.If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.
*Note: The grantor also must provide a Form W-9 to trustee of trust.
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records From Identity Theft
Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
•Protect your SSN,
•Ensure your employer is protecting your SSN, and
•Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Pub. 5027, Identity Theft Information for Taxpayers.
Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.Form W-9 (Rev. 10-2018)

Form W–9 (Rev. 10-2018)	Page 6
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.
Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.